Prepared by and Return to:                                          Exhibit 4.29
Mary T. Tomich, Esq.
Dilworth Paxson LLP
1735 Market Street
Philadelphia, PA 19103
215-575-7000


--------------------------------------------------------------------------------


                            THIRTY-NINTH SUPPLEMENTAL

                                    INDENTURE

                             DATED AS OF MAY 1, 2005

                                       TO

                              INDENTURE OF MORTGAGE

                           DATED AS OF JANUARY 1, 1941

                                   ----------



                             AQUA PENNSYLVANIA, INC.



                                       TO



                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

                                   ----------

                  THIRTY-NINTH SUPPLEMENTAL INDENTURE dated as of May 1, 2005, by and between AQUA PENNSYLVANIA, INC. (f/k/a/ Pennsylvania Suburban Water Company), a corporation duly organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company") as successor by merger to the Philadelphia Suburban Water Company (the "Original Company"), party of the first part, and J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (the "Trustee"), party of the second part.

                  WHEREAS, the Original Company heretofore duly executed and delivered to The Pennsylvania Company for Insurances on Lives and Granting Annuities, as trustee, an Indenture of Mortgage dated as of January 1, 1941 (the "Original Indenture"), which by reference is hereby made a part hereof, and in and by the Original Indenture the Original Company conveyed and mortgaged to such trustee certain property therein described, to secure the payment of its bonds to be generally known as its "First Mortgage Bonds" and to be issued under the Original Indenture in one or more series as therein provided; and

                  WHEREAS, through a series of mergers, changes of names and successions, J.P. Morgan Trust Company, National Association, became the successor trustee; such mergers, changes of name and successions not involving any change in the title, powers, rights or duties of the trustee, as trustee under the Original Indenture as supplemented at the respective dates thereof; and

                  WHEREAS, the Original Company duly executed and delivered to the Trustee thirty-four supplemental indentures supplemental to the Original Indenture, and the Company duly executed and delivered to the Trustee four supplemental indentures to the Original Indenture so as to subject certain additional property to the lien of the Original Indenture and to provide for the creation of additional series of bonds; and

                  WHEREAS, pursuant to an Agreement and Plan of Merger and Reorganization dated December 20, 2001, and effective on January 1, 2002, the Original Company agreed to merge, in conjunction with its affiliated corporations, Consumers Pennsylvania Water Company - Shenango Valley Division, Consumers Pennsylvania Water Company - Roaring Creek Division, Consumers Pennsylvania Water Company - Susquehanna Division, Waymart Water Company, Fawn Lake Forrest Water Company, Western Utilities, Inc., and Northeastern Utilities, Inc. (such affiliates referred to hereinafter as the "Merging Entities") with and into the Company; and

                  WHEREAS, pursuant to the Thirty-Fifth Supplemental Indenture dated as of January 1, 2002 (the "Thirty-Fifth Supplemental Indenture"), the Company agreed to assume the obligations of the Original Company under the Original Indenture and all supplements thereto; and

                  WHEREAS, the Company and its predecessor have issued under the Original Indenture, as supplemented at the respective dates of issue, forty-four series of First Mortgage Bonds designated, respectively, as set forth in the following table, the Original or Supplemental Indenture creating each series and the principal amount of bonds thereof issued being indicated opposite the designation of such series:


               DESIGNATION                                    INDENTURE                            AMOUNT
               -----------                                    ---------                            ------
3 1/4% Series due 1971                      Original                                                   $16,375,000
9 5/8% Series due 1975                      Thirteenth Supplemental                                     10,000,000
9.15% Series due 1977                       Fourteenth Supplemental                                     10,000,000
3% Series due 1978                          First Supplemental                                           2,000,000
3 3/8% Series due 1982                      Second Supplemental                                          4,000,000
3.90% Series due 1983                       Third Supplemental                                           5,000,000
3 1/2% Series due 1986                      Fourth Supplemental                                          6,000,000
4 1/2% Series due 1987                      Fifth Supplemental                                           4,000,000
4 1/8% Series due 1988                      Sixth Supplemental                                           4,000,000
5% Series due 1989                          Seventh Supplemental                                         4,000,000
4 5/8% Series due 1991                      Eighth Supplemental                                          3,000,000
4.70% Series due 1992                       Ninth Supplemental                                           3,000,000
6 7/8% Series due 1993                      Twelfth Supplemental                                         4,500,000
4.55% Series due 1994                       Tenth Supplemental                                           4,000,000
10 1/8% Series due 1995                     Sixteenth Supplemental                                      10,000,000
5 1/2% Series due 1996                      Eleventh Supplemental                                        4,000,000
7 7/8% Series due 1997                      Fifteenth Supplemental                                       5,000,000
8.44% Series due 1997                       Twenty-Third Supplemental                                   12,000,000
9.20% Series due 2001                       Seventeenth Supplemental                                     7,000,000
8.40% Series due 2002                       Eighteenth Supplemental                                     10,000,000
5.95% Series due 2002                       Twenty-Seventh Supplemental                                  4,000,000
12.45% Series due 2003                      Twentieth Supplemental                                      10,000,000
13% Series due 2005                         Twenty-First Supplemental                                    8,000,000
10.65% Series due 2006                      Twenty-Second Supplemental                                  10,000,000
9.89% Series due 2008                       Twenty-Fourth Supplemental                                   5,000,000
7.15% Series due 2008                       Twenty-Eighth Supplemental                                  22,000,000
9.12% Series due 2010                       Twenty-Fifth Supplemental                                   20,000,000
8 7/8% Series due 2010                      Nineteenth Supplemental                                      8,000,000
6.50% Series due 2010                       Twenty-Seventh Supplemental                                  3,200,000
9.17% Series due 2011                       Twenty-Sixth Supplemental                                    5,000,000
9.93% Series due 2013                       Twenty-Fourth Supplemental                                   5,000,000
9.97% Series due 2018                       Twenty-Fourth Supplemental                                   5,000,000
9.17% Series due 2021                       Twenty-Sixth Supplemental                                    8,000,000
9.29% Series due 2026                       Twenty-Sixth Supplemental                                   12,000,000
1995 Medium Term Note                       Twenty-Ninth Supplemental                                   77,000,000
         Series
6.35% Series due 2025                       Thirtieth Supplemental                                      22,000,000



1997 Medium Term Note                       Thirty-First Supplemental                                   65,000,000
         Series
   6.75% Subseries A due 2007                         10,000,000
   6.30% Subseries B due 2002                         10,000,000
   6.14% Subseries C due 2008                         10,000,000
   5.80% Subseries D due 2003                         10,000,000
   5.85% Subseries E due 2004                         10,000,000
   6.00% Subseries F due 2004                         15,000,000
6.00% Series due 2029                       Thirty-Second Supplemental                                  25,000,000
1999 Medium Term Note                       Thirty-Third Supplemental                                 222,3334,480
         Series
   7.40% Subseries A due 2005                         15,000,000
   7.40% Subseries B due 2005                         11,000,000
   6.21% Subseries C due 2011                         15,000,000
   9.53% Subseries D due 2019                          4,000,000
   6.375% Subseries E due 2023                        14,000,000
   8.26% Subseries F due 2022                          1,500,000
   9.50% Subseries G due 2006                          1,440,000
   9.22% Subseries H due 2019                          2,534,480
   8.32% Subseries I due 2022                          3,500,000
   8.14% Subseries J due 2025                          4,000,000
   6.00% Subseries K due 2030                         18,360,000
   5.93% Subseries L due 2012                         25,000,000
   2.65% Subseries M due 2006                          5,000,000
   3.461% Subseries N due 2007                        12,000,000
   5.08% Subseries O due 2015                         20,000,000
   5.17% Subseries P due 2017                          7,000,000
   5.751% Subseries Q due 2019                        15,000,000
   5.751% Subseries R due 2019                        15,000,000
   6.06% Subseries S due 2027                         15,000,000
   6.06% Subseries T due 2027                          5,000,000
   5.98% Subseries U due 2028                          3,000,000
5.35% Series due 2031                        Thirty-Fourth Supplemental                                 30,000,000
5.55% Series due 2032                        Thirty-Sixth Supplemental                                  25,000,000
3.75% Series due 2010                        Thirty-Seventh Supplemental                                 3,200,000
5.15% Series due 2032                        Thirty Seventh Supplemental                                25,000,000
5.05% Series due 2039                        Thirty-Eighth Supplemental                                 14,000,000

                  WHEREAS, the bonds of each of said series that are presently outstanding are listed on Exhibit A attached hereto and made a part hereof; and

                  WHEREAS, the Original Indenture and the first thirty-eight supplemental indentures supplemental to the Original Indenture were duly recorded in the Commonwealth of Pennsylvania on the dates and in the office for the Recording of Deeds for the counties and in the Mortgage Books at the pages indicated in Exhibit B hereto; and

                  WHEREAS, in order to secure the Lien of the Original Indenture on the properties of the Original Company and the Company, the Original Indenture and the thirty-eight indentures supplemental thereto were recorded in the Commonwealth of Pennsylvania on the dates and in the office for the Recording of Deeds for the counties and in the Mortgage Books at the pages indicated on Exhibit B hereto;

                  WHEREAS, the lien of the Original Indenture, as supplemented, has been perfected as a security interest under the Pennsylvania Uniform Commercial Code by filing a financing statement in the office of the Secretary of the Commonwealth; and

                  WHEREAS, the Company proposes to create under the Original Indenture, as supplemented by this Thirty-Ninth Supplemental Indenture, three series of bonds to be designated "First Mortgage Bonds, 5.00% Series due 2037" (herein referred to as the "5.00% Series due 2037") to be limited in aggregate principal amount to $24,165,000, to bear interest at the rate of 5.00% per annum, and to mature on November 1, 2037, "First Mortgage Bonds, 5.00% Series due 2038" (herein referred to as the "5.00% Series due 2038") to be limited in aggregate principal amount to $25,375,000, to bear interest at the rate of 5.00% per annum, and to mature on November 1, 2038, and "First Mortgage Bonds, 5.00% Series due 2036" (herein referred to as the "5.00% Series due 2036" and, together with the 5.00% Series due 2037 and the 5.00% Series due 2038, the "Bonds") to be limited in aggregate principal amount to $21,770,000, to bear interest at the rate of 5.00% per annum, and to mature on November 1, 2036, each series of Bonds to be issued only as registered bonds without coupons and to be dated the date of delivery thereof; and

                  WHEREAS, in order to finance the costs of numerous acquisitions, constructions, modifications, expansions, installations and replacements of the Company's water distribution, treatment and related operating systems located in the Counties of Berks, Bucks, Chester, Delaware and Montgomery in Pennsylvania and that are part of the Company's system for the distribution of water to its customers and related financing costs, which are to be financed under a Financing Agreement dated as of May 1, 2005 (the "Financing Agreement") between the Company and the Delaware County Industrial Development Authority, a Pennsylvania body politic and corporate (the "Authority"), and which are described in Exhibit A thereto (which facilities, less any deletions therefore and together with any additions, improvements and modifications thereto and substitutions therefore made in accordance with the provisions of the Financing Agreement are referred to as the "Facilities"), the Company has requested the Authority to issue a new series of bonds to be known as the Authority's Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005 in the aggregate principal amount of $49,540,000 (the "Authority Series A Bonds"); and

                  WHEREAS, the Delaware County Industrial Development Authority (the "Authority") previously issued its Water Facilities Revenue Bonds (Philadelphia Suburban Water Company Project) Series of 1995 (the "Prior Bonds"), currently outstanding in the aggregate principal amount of $22,000,000, to finance certain capital costs of various modifications to and expansions and replacements of its water distribution, treatment and related operating systems throughout the Counties of Bucks, Chester, Delaware and Montgomery (the "Prior Bonds Facilities"), on behalf of Philadelphia Suburban Water Company (predecessor to the Company); and

                  WHEREAS, in order to finance the refunding of the Prior Bonds, the Company has requested the Authority to issue a new series of bonds to be known as the Authority's Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005 in the aggregate principal amount of $21,770,000 (the "Authority Series B Bonds" and, together with the Authority Series A Bonds, the "Authority Bonds"); and

                  WHEREAS, in connection with the refunding of the Prior Bonds, the 6.35% Series due 2025 will be cancelled; and

                  WHEREAS, the Company proposes to issue the Bonds under the provisions of Article IV of the Original Indenture, and will comply with the provisions thereof as well as with other provisions of the Original Indenture and indentures supplemental thereto in connection with the issuance of additional bonds so that it will be entitled to procure the authentication and delivery of the Bonds; and

                  WHEREAS, the Authority Bonds are to be issued under a Trust Indenture, dated as of May 1, 2005 (the "Authority Indenture"), between the Authority and Wachovia Bank, National Association, as trustee (the "Authority Trustee"); and

                  WHEREAS, the proceeds of the Authority Bonds are to be loaned to the Company pursuant to the terms of the Financing Agreement and the Bonds are to be issued by the Company to secure the obligation of the Company to pay to or for the account of the Authority an amount equal to the principal of, redemption premium, if any, and interest on the Authority Bonds pursuant to the Financing Agreement; and

                  WHEREAS, the right, title and interest of the Authority in and to the Financing Agreement and the payments thereunder and the security for such payments are to be assigned by the Authority to the Authority Trustee, and the Bonds are to be delivered by the Company on behalf of the Authority directly to the Authority Trustee, as assignee of the Trustee, as security for the payment of the principal of, redemption premium, if any, and interest on, the Authority Bonds; and

                  WHEREAS, Article XVIII of the Original Indenture provides that the Company, when authorized by resolution of its Board of Directors, may with the Trustee enter into an indenture supplemental to the Original Indenture, which thereafter shall form a part of the Original Indenture, for the purposes, inter alia, of subjecting to the lien of the Original Indenture additional property, of defining the covenants and provisions applicable to any bonds of any series other than the 3 1/4% Series due 1971, of adding to the covenants and agreements of the Company contained in the Original Indenture other covenants and agreements thereafter to be observed by the Company, of surrendering any right or power in the Original Indenture reserved to or conferred upon the Company, and of making such provisions in regard to matters or questions arising under the Original Indenture as may be necessary or desirable and not inconsistent therewith; and

                  WHEREAS, the Company, by proper corporate action, has duly authorized the creation of the 5.00% Series due 2037, the 5.00% Series due 2038 and the 5.00% Series due 2036 (to be issued in accordance with the terms and provisions of the Original Indenture and indentures supplemental thereto, including this Thirty-Ninth Supplemental Indenture, and to be secured by said Original Indenture and indentures supplemental thereto, including this Thirty-Ninth Supplemental Indenture) and has further duly authorized the execution, delivery and recording of this Thirty-Ninth Supplemental Indenture setting forth the terms and provisions of the 5.00% Series due 2037, the 5.00% Series due 2038 and the 5.00% Series due 2036 insofar as said terms and provisions are not set forth in said Original Indenture; and

                  WHEREAS, the Bonds and the Trustee's certificate upon said Bonds are to be substantially in the following form, the proper amount, names of registered owners and numbers to be inserted therein, and such appropriate insertions, omissions and changes to be made therein as may be required or permitted by this Indenture to conform to any pertinent law or usage:



                         [Form of 5.00% Series due 2037]

No. R-1                                                              $24,165,000

                             AQUA PENNSYLVANIA, INC.

                (Incorporated under the Laws of the Commonwealth

                                of Pennsylvania)

                   First Mortgage Bond, 5.00% Series Due 2037

                  Aqua Pennsylvania, Inc. (f/k/a known as Pennsylvania Suburban Water Company, successor by merger to Philadelphia Suburban Water Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to Delaware County Industrial Development Authority or its registered assigns, on the 1st day of November, 2037, at the designated office of J.P. Morgan Trust Company, National Association (hereinafter called the "Trustee") in Philadelphia, Pennsylvania, the sum of Twenty-Four Million One Hundred Sixty-Five Thousand Dollars in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts and to pay interest thereon to the registered owner hereof by draft or check of the Trustee mailed to such registered owner from the interest payment date next preceding the date of the authentication of this Bond (or if this Bond is authenticated after a Record Date as defined below and on or before the succeeding interest payment date, from such succeeding interest payment date, or if this Bond is authenticated on or prior to May 19, 2005, from the date hereof) until the principal hereof shall become due and payable, at the rate of five percent (5.00%) per annum, payable semiannually in like coin or currency on the first day of May and the first day of November in each year, commencing November 1, 2005 and to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and, to the extent legally enforceable, on any overdue installment of interest at a rate of 5.00% per annum after maturity whether by acceleration or otherwise until paid.

                  The interest so payable will (except as otherwise provided in the Thirty-Ninth Supplemental Indenture referred to herein) be calculated on the basis of a 360-day year of twelve 30-day months and be paid to the person in whose name this Bond (or a Bond or Bonds in exchange for which this Bond was issued) is registered at the close of business on the fifteenth day of the calendar month next preceding the month in which the interest payment date occurs whether or not such day is a business day (a "Record Date") and principal, premium, if any, and interest on this Bond shall be paid in accordance with written payment instructions of the registered owner delivered to the Trustee on or before such record date.

                  This Bond is one of a duly authorized issue of bonds of the Company known as its First Mortgage Bonds, issued and to be issued without limitation as to aggregate principal amount except as set forth in the Indenture hereinafter mentioned in one or more series and equally secured (except insofar as a sinking fund or other similar fund established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by an Indenture of Mortgage (herein called the "Indenture") dated as of January 1, 1941, executed by the Philadelphia Suburban Water Company (now Aqua Pennsylvania, Inc., f/k/a Pennsylvania Suburban Water Company, as successor by merger) to The Pennsylvania Company for Insurances on Lives and Granting Annuities (succeeded as trustee by J.P. Morgan Trust Company, National Association), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of the bonds and of the Trustee in respect of such security, and the terms and conditions under which the bonds are and are to be secured and may be issued under the Indenture; but neither the foregoing reference to the Indenture nor any provision of this Bond or of the Indenture or of any indenture supplemental thereto shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay at the stated or accelerated maturity herein and in the Indenture provided, the principal of and premium, if any, and interest on this Bond as herein provided. As provided in the Indenture, the bonds may be issued in series for various principal amounts, may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided or permitted. This Bond is one of the Bonds described in an indenture supplemental to said Indenture known as the "Thirty-Ninth Supplemental Indenture" dated as of May 1, 2005, and designated therein as "First Mortgage Bonds, 5.00% Series due 2037" (the "Bonds").

                  Concurrently herewith the Company is issuing is "First Mortgage Bonds, 5.00% Series due 2038" in the aggregate principal amount of $25,375,000 (the "5.00% Series due 2038") and its "First Mortgage Bonds, 5.00% Series due 2036" in the aggregate principal amount of $21,770,000 (the "5.00% Series due 2036" and, together with the 5.00% Series due 2037 and the 5.00% Series due 2038, the "2005 Bonds").

                  To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders and registered owners of bonds issued and to be issued thereunder may be made with the consent of the Company by an affirmative vote of the holders and registered owners of not less than 75% in principal amount of bonds then outstanding under the Indenture and entitled to vote, at a meeting of the bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, by an affirmative vote of the holders and registered owners of not less than 75% in principal amount of bonds of any series then outstanding under the Indenture and entitled to vote on and affected by such modification or alteration, or by the written consent of the holders and registered owners of such percentages of bonds; provided, however, that no such modification or alteration shall be made which shall reduce the percentage of bonds the consent of the holders or registered owners of which is required for any such modification or alteration or which shall affect the terms of payment of the principal of or interest on the bonds, or permit the creation by the Company of any lien prior to or on a parity with the lien of the Indenture with respect to any property subject to the lien of the Indenture as a first mortgage lien thereon, or which shall affect the rights of the holders or registered owners of less than all of the bonds of any series affected thereby.

                  The 2005 Bonds have been issued by the Company to secure the obligation of the Company to pay to or for the account of the Authority (defined below) an amount equal to the principal, premium, if any, of, and interest on, the Authority Bonds (defined below) pursuant to the Financing Agreement (the "Financing Agreement") dated as of May 1, 2005, between the Delaware County Industrial Development Authority, a Pennsylvania body politic and corporate (the "Authority"), and the Company, which Authority Bonds are being issued to finance
(1) the costs of numerous acquisitions, constructions, modifications, expansions, installations and replacements of the Company's water distribution, treatment and related operating systems located in the Counties of Berks, Bucks, Chester, Delaware and Montgomery in Pennsylvania and that are part of the Company's system for the distribution of water to its customers and related financing costs and that are part of the Company's system for the distribution of water to its customers and related financing costs which are to be financed under the Financing Agreement and which are described in Exhibit A thereto (which facilities, less any deletions therefrom and together with any additions, improvements and modifications thereto and substitutions therefor made in accordance with the provisions of the Financing Agreement are referred to as the "Facilities"), and (2) the refunding of the Authority's Water Facilities Revenue Bonds (Philadelphia Suburban Water Company Project), Series of 1995, previously issued by the Authority on behalf of Philadelphia Suburban Water Company (predecessor to the Company) (the "Refunding Project"). The Facilities are to be financed through the sale of the Authority's Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005, in the aggregate principal amount of $49,540,000, of which $24,165,000 are due November 1, 2037 and $25,375,000 are due November 1, 2038 (the "Authority Series A Bonds"), and the Refunding Project is to be financed through the sale of the Authority's Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005, in the aggregate principal amount of $21,770,000 (the "Authority Series B Bonds" and, together with the Authority Series A Bonds, the "Authority Bonds").

                  The Authority Bonds are to be issued under a Trust Indenture, dated as of May 1, 2005 (the "Authority Indenture") between the Authority and Wachovia Bank, National Association, as trustee (the "Authority Trustee"). The right, title and interest of the Authority in and to the Financing Agreement and the payments thereunder and the security for such payments have been assigned by the Authority to the Authority Trustee, and the Bonds have been delivered by the Company on behalf of the Authority directly to the Authority Trustee, as assignee, as security for the payment of the principal of, and premium, if any, and interest on, the Authority Bonds. The Authority Trustee may not sell, assign or otherwise transfer the Bonds except for a transfer of the entire outstanding principal amount thereof to its successor as Trustee under the Authority Indenture, which successor and each subsequent successor shall hold such Bonds subject to the same restriction on transfer.

                  In the event any Authority Bonds shall be purchased by the Company and cancelled pursuant to the Authority Indenture, Bonds corresponding in principal amount to the Authority Bonds so purchased and cancelled shall be deemed to be paid in full, and in the event and to the extent the principal of, and premium, if any, or interest on, any Authority Bonds is paid out of funds held by the Authority Trustee other than payments on Bonds, the corresponding payment of the principal of and premium, if any, or interest on, an aggregate principal amount of Bonds shall be deemed to have been satisfied.

                  In the event this Bond shall be deemed to have been paid in full, this Bond shall be surrendered to the Trustee for cancellation. In the event this Bond shall be deemed to have been paid in part, this Bond shall be presented to the Trustee for notation hereon of the payment of the portion of the principal hereof so deemed to have been paid.

                  The Bonds are redeemable only as follows:

         (a) The Bonds are subject to redemption prior to maturity, at the option of the Company, on or after November 1, 2015, in whole or in part, at a redemption price of 100% of the principal amount of the Bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption.

         (b) The Bonds are also subject to redemption at the direction of the Company, in whole, at any time prior to maturity, at a redemption price of 100% of the principal amount of the bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, at any time the Authority Series A Bonds are subject to extraordinary optional redemption pursuant to Section 7.01(a)(ii) of the Authority Indenture.

         (c) The Bonds are also subject to special mandatory redemption at the direction of the Company, in part, prior to maturity, at a redemption price of 100% of the principal amount of the bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, at such time and in such amount as the Authority Series A Bonds are subject to special mandatory redemption pursuant to
Section 7.01(a)(iii) of the Authority Indenture.

         (d) The Bonds are also subject to mandatory redemption by the Company in whole if the Trustee shall receive a written demand from the Authority Trustee for redemption of all such Bonds held by the Authority Trustee stating that an "Event of Default" as defined in Section 9.01(a) of the Authority Indenture has occurred and is continuing and that payment of the principal of the Authority Bonds has been accelerated pursuant to Section 9.01(b) of the Authority Indenture, provided that at the time of notice of such redemption as provided in Section 2 of Article V of the Original Indenture (i) said written demand shall not have been withdrawn by the Authority Trustee, and (ii) no event of default under Section 1 of Article XI of the Original Indenture shall have occurred and be continuing.

                  If this Bond or any portion hereof is called for redemption and payment thereof is duly provided for as specified in the Indenture, interest shall cease to accrue hereon or on such portion, as the case may be, from and after the date fixed for redemption.

                  The principal hereof may be declared or may become due prior to its maturity date on the conditions, in the manner and with the effect set forth in the Indenture upon the happening of an event of default, as in the Indenture provided; subject, however, to the right, under certain circumstances, of the registered owners of a majority in principal amount of Bonds outstanding to annul such declaration.

                  This Bond is transferable by the registered owner hereof in person or by attorney duly authorized in writing, on books of the Company to be kept for that purpose at the designated office of the Trustee in Philadelphia, Pennsylvania upon surrender hereof for cancellation at such office and upon presentation of a written instrument of transfer duly executed, and thereupon the Company shall issue in the name of the transferee or transferees, and the Trustee shall authenticate and deliver, a new Bond or Bonds in authorized denominations, of equal aggregate unpaid principal amount. Any such transfer or exchange shall be subject to the terms and conditions and to the payment of the charges specified in the Indenture.

                  The Company and the Trustee may deem and treat the registered owner of this Bond as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and the interest hereon, and for all other purposes, and shall not be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or interest on this Bond or for any claim based hereon or otherwise in respect hereof or of the Indenture or of any indenture supplemental thereto against any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or through any such predecessor or successor corporation or through any receiver or trustee in bankruptcy, by virtue of any constitutional provision, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or registered owner hereof, as more fully provided in the Indenture.

                  This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until J.P. Morgan Trust Company, National Association, as Trustee under the Indenture, or a successor trustee thereunder, shall have signed the certificate of authentication endorsed hereon.

                  IN WITNESS WHEREOF, Aqua Pennsylvania, Inc. has caused this Bond to be signed by its President or a Vice President and its corporate seal to be hereto affixed and attested by its Secretary or an Assistant Secretary, and this Bond to be dated ________, 2005.

Attest:                                    AQUA PENNSYLVANIA, INC.

                                           By:
------------------------                      -------------------------------
(Assistant) Secretary                          Vice President and Treasurer




                         (Form of Trustee's Certificate)

                  This Bond is one of the Bonds, of the series designated therein, referred to in the within-mentioned Thirty-Ninth Supplemental Indenture.

                                           J.P. MORGAN TRUST COMPANY,
                                           NATIONAL ASSOCIATION


                                           By:
                                               --------------------------------
                                               Authorized Signer






                         [Form of 5.00% Series due 2038]

No. R-1                                                              $25,375,000

                             AQUA PENNSYLVANIA, INC.

                (Incorporated under the Laws of the Commonwealth

                                of Pennsylvania)

                   First Mortgage Bond, 5.00% Series Due 2038

                  Aqua Pennsylvania, Inc. (f/k/a known as Pennsylvania Suburban Water Company, successor by merger to Philadelphia Suburban Water Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to Delaware County Industrial Development Authority or its registered assigns, on the 1st day of November, 2038, at the designated office of J.P. Morgan Trust Company, National Association (hereinafter called the "Trustee") in Philadelphia, Pennsylvania, the sum of Twenty-Five Million Three Hundred Seventy-Five Thousand Dollars in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts and to pay interest thereon to the registered owner hereof by draft or check of the Trustee mailed to such registered owner from the interest payment date next preceding the date of the authentication of this Bond (or if this Bond is authenticated after a Record Date as defined below and on or before the succeeding interest payment date, from such succeeding interest payment date, or if this Bond is authenticated on or prior to May 19, 2005, from the date hereof) until the principal hereof shall become due and payable, at the rate of five percent (5.00%) per annum, payable semiannually in like coin or currency on the first day of May and the first day of November in each year, commencing November 1, 2005 and to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and, to the extent legally enforceable, on any overdue installment of interest at a rate of 5.00% per annum after maturity whether by acceleration or otherwise until paid.

                  The interest so payable will (except as otherwise provided in the Thirty-Ninth Supplemental Indenture referred to herein) be calculated on the basis of a 360-day year of twelve 30-day months and be paid to the person in whose name this Bond (or a Bond or Bonds in exchange for which this Bond was issued) is registered at the close of business on the fifteenth day of the calendar month next preceding the month in which the interest payment date occurs whether or not such day is a business day (a "Record Date") and principal, premium, if any, and interest on this Bond shall be paid in accordance with written payment instructions of the registered owner delivered to the Trustee on or before such record date.

                  This Bond is one of a duly authorized issue of bonds of the Company known as its First Mortgage Bonds, issued and to be issued without limitation as to aggregate principal amount except as set forth in the Indenture hereinafter mentioned in one or more series and equally secured (except insofar as a sinking fund or other similar fund established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by an Indenture of Mortgage (herein called the "Indenture") dated as of January 1, 1941, executed by the Philadelphia Suburban Water Company (now Aqua Pennsylvania, Inc., f/k/a Pennsylvania Suburban Water Company, as successor by merger) to The Pennsylvania Company for Insurances on Lives and Granting Annuities (succeeded as trustee by J.P. Morgan Trust Company, National Association), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of the bonds and of the Trustee in respect of such security, and the terms and conditions under which the bonds are and are to be secured and may be issued under the Indenture; but neither the foregoing reference to the Indenture nor any provision of this Bond or of the Indenture or of any indenture supplemental thereto shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay at the stated or accelerated maturity herein and in the Indenture provided, the principal of and premium, if any, and interest on this Bond as herein provided. As provided in the Indenture, the bonds may be issued in series for various principal amounts, may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided or permitted. This Bond is one of the Bonds described in an indenture supplemental to said Indenture known as the "Thirty-Ninth Supplemental Indenture" dated as of May 1, 2005, and designated therein as "First Mortgage Bonds, 5.00% Series due 2038" (the "Bonds").

                  Concurrently herewith the Company is issuing is "First Mortgage Bonds, 5.00% Series due 2037" in the aggregate principal amount of $24,165,000 (the "5.00% Series due 2037") and its "First Mortgage Bonds, 5.00% Series due 2036" in the aggregate principal amount of $21,770,000 (the "5.00% Series due 2036" and, together with the 5.00% Series due 2037 and the 5.00% Series due 2038, the "2005 Bonds").

                  To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders and registered owners of bonds issued and to be issued thereunder may be made with the consent of the Company by an affirmative vote of the holders and registered owners of not less than 75% in principal amount of bonds then outstanding under the Indenture and entitled to vote, at a meeting of the bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, by an affirmative vote of the holders and registered owners of not less than 75% in principal amount of bonds of any series then outstanding under the Indenture and entitled to vote on and affected by such modification or alteration, or by the written consent of the holders and registered owners of such percentages of bonds; provided, however, that no such modification or alteration shall be made which shall reduce the percentage of bonds the consent of the holders or registered owners of which is required for any such modification or alteration or which shall affect the terms of payment of the principal of or interest on the bonds, or permit the creation by the Company of any lien prior to or on a parity with the lien of the Indenture with respect to any property subject to the lien of the Indenture as a first mortgage lien thereon, or which shall affect the rights of the holders or registered owners of less than all of the bonds of any series affected thereby.

                  The 2005 Bonds have been issued by the Company to secure the obligation of the Company to pay to or for the account of the Authority (defined below) an amount equal to the principal, premium, if any, of, and interest on, the Authority Bonds (defined below) pursuant to the Financing Agreement (the "Financing Agreement") dated as of May 1, 2005, between the Delaware County Industrial Development Authority, a Pennsylvania body politic and corporate (the "Authority"), and the Company, which Authority Bonds are being issued to finance
(1) the costs of numerous acquisitions, constructions, modifications, expansions, installations and replacements of the Company's water distribution, treatment and related operating systems located in the Counties of Berks, Bucks, Chester, Delaware and Montgomery in Pennsylvania and that are part of the Company's system for the distribution of water to its customers and related financing costs and that are part of the Company's system for the distribution of water to its customers and related financing costs which are to be financed under the Financing Agreement and which are described in Exhibit A thereto (which facilities, less any deletions therefrom and together with any additions, improvements and modifications thereto and substitutions therefor made in accordance with the provisions of the Financing Agreement are referred to as the "Facilities"), and (2) the refunding of the Authority's Water Facilities Revenue Bonds (Philadelphia Suburban Water Company Project), Series of 1995, previously issued by the Authority on behalf of Philadelphia Suburban Water Company (predecessor to the Company) (the "Refunding Project"). The Facilities are to be financed through the sale of the Authority's Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005, in the aggregate principal amount of $49,540,000, of which $24,165,000 are due November 1, 2037 and $25,375,000 are due November 1, 2038 (the "Authority Series A Bonds"), and the Refunding Project is to be financed through the sale of the Authority's Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005, in the aggregate principal amount of $21,770,000 (the "Authority Series B Bonds" and, together with the Authority Series A Bonds, the "Authority Bonds").

                  The Authority Bonds are to be issued under a Trust Indenture, dated as of May 1, 2005 (the "Authority Indenture") between the Authority and Wachovia Bank, National Association, as trustee (the "Authority Trustee"). The right, title and interest of the Authority in and to the Financing Agreement and the payments thereunder and the security for such payments have been assigned by the Authority to the Authority Trustee, and the Bonds have been delivered by the Company on behalf of the Authority directly to the Authority Trustee, as assignee, as security for the payment of the principal of, and premium, if any, and interest on, the Authority Bonds. The Authority Trustee may not sell, assign or otherwise transfer the Bonds except for a transfer of the entire outstanding principal amount thereof to its successor as Trustee under the Authority Indenture, which successor and each subsequent successor shall hold such Bonds subject to the same restriction on transfer.

                  In the event any Authority Bonds shall be purchased by the Company and cancelled pursuant to the Authority Indenture, Bonds corresponding in principal amount to the Authority Bonds so purchased and cancelled shall be deemed to be paid in full, and in the event and to the extent the principal of, and premium, if any, or interest on, any Authority Bonds is paid out of funds held by the Authority Trustee other than payments on Bonds, the corresponding payment of the principal of and premium, if any, or interest on, an aggregate principal amount of Bonds shall be deemed to have been satisfied.

                  In the event this Bond shall be deemed to have been paid in full, this Bond shall be surrendered to the Trustee for cancellation. In the event this Bond shall be deemed to have been paid in part, this Bond shall be presented to the Trustee for notation hereon of the payment of the portion of the principal hereof so deemed to have been paid.

                  The Bonds are redeemable only as follows:

         (e) The Bonds are subject to redemption prior to maturity, at the option of the Company, on or after November 1, 2015, in whole or in part, at a redemption price of 100% of the principal amount of the Bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption.

         (f) The Bonds are also subject to redemption at the direction of the Company, in whole, at any time prior to maturity, at a redemption price of 100% of the principal amount of the bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, at any time the Authority Series A Bonds are subject to extraordinary optional redemption pursuant to Section 7.01(a)(ii) of the Authority Indenture.

         (g) The Bonds are also subject to special mandatory redemption at the direction of the Company, in part, prior to maturity, at a redemption price of 100% of the principal amount of the bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, at such time and in such amount as the Authority Series A Bonds are subject to special mandatory redemption pursuant to
Section 7.01(a)(iii) of the Authority Indenture.

         (h) The Bonds are also subject to mandatory redemption by the Company in whole if the Trustee shall receive a written demand from the Authority Trustee for redemption of all such Bonds held by the Authority Trustee stating that an "Event of Default" as defined in Section 9.01(a) of the Authority Indenture has occurred and is continuing and that payment of the principal of the Authority Bonds has been accelerated pursuant to Section 9.01(b) of the Authority Indenture, provided that at the time of notice of such redemption as provided in Section 2 of Article V of the Original Indenture (i) said written demand shall not have been withdrawn by the Authority Trustee, and (ii) no event of default under Section 1 of Article XI of the Original Indenture shall have occurred and be continuing.

                  If this Bond or any portion hereof is called for redemption and payment thereof is duly provided for as specified in the Indenture, interest shall cease to accrue hereon or on such portion, as the case may be, from and after the date fixed for redemption.

                  The principal hereof may be declared or may become due prior to its maturity date on the conditions, in the manner and with the effect set forth in the Indenture upon the happening of an event of default, as in the Indenture provided; subject, however, to the right, under certain circumstances, of the registered owners of a majority in principal amount of Bonds outstanding to annul such declaration.

                  This Bond is transferable by the registered owner hereof in person or by attorney duly authorized in writing, on books of the Company to be kept for that purpose at the designated office of the Trustee in Philadelphia, Pennsylvania upon surrender hereof for cancellation at such office and upon presentation of a written instrument of transfer duly executed, and thereupon the Company shall issue in the name of the transferee or transferees, and the Trustee shall authenticate and deliver, a new Bond or Bonds in authorized denominations, of equal aggregate unpaid principal amount. Any such transfer or exchange shall be subject to the terms and conditions and to the payment of the charges specified in the Indenture.

                  The Company and the Trustee may deem and treat the registered owner of this Bond as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and the interest hereon, and for all other purposes, and shall not be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or interest on this Bond or for any claim based hereon or otherwise in respect hereof or of the Indenture or of any indenture supplemental thereto against any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or through any such predecessor or successor corporation or through any receiver or trustee in bankruptcy, by virtue of any constitutional provision, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or registered owner hereof, as more fully provided in the Indenture.

                  This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until J.P. Morgan Trust Company, National Association, as Trustee under the Indenture, or a successor trustee thereunder, shall have signed the certificate of authentication endorsed hereon.

                  IN WITNESS WHEREOF, Aqua Pennsylvania, Inc. has caused this Bond to be signed by its President or a Vice President and its corporate seal to be hereto affixed and attested by its Secretary or an Assistant Secretary, and this Bond to be dated ________, 2005.



Attest:                                    AQUA PENNSYLVANIA, INC.

                                           By:
------------------------                      -------------------------------
(Assistant) Secretary                          Vice President and Treasurer



                         (Form of Trustee's Certificate)

                  This Bond is one of the Bonds, of the series designated therein, referred to in the within-mentioned Thirty-Ninth Supplemental Indenture.

                                           J.P. MORGAN TRUST COMPANY,
                                           NATIONAL ASSOCIATION


                                           By:
                                               -------------------------------
                                                   Authorized Signer

                         [Form of 5.00% Series Due 2036]

No. R-1                                                             $21,770,000

                             AQUA PENNSYLVANIA, INC.

                (Incorporated under the Laws of the Commonwealth

                                of Pennsylvania)

                   First Mortgage Bond, 5.00% Series due 2036

                  Aqua Pennsylvania, Inc. (f/k/a known as Pennsylvania Suburban Water Company, successor by merger to Philadelphia Suburban Water Company), a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the "Company", which term shall include any successor corporation as defined in the Indenture hereinafter referred to), for value received, hereby promises to pay to Delaware County Industrial Development Authority or its registered assigns, on the 1st day of November, 2036, at the designated office of J.P. Morgan Trust Company, National Association (hereinafter called the "Trustee") in Philadelphia, Pennsylvania, the sum of Twenty-One Million Seven Hundred Seventy Thousand Dollars in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts and to pay interest thereon to the registered owner hereof by draft or check of the Trustee mailed to such registered owner from the interest payment date next preceding the date of the authentication of this Bond (or if this Bond is authenticated after a Record Date as defined below and on or before the succeeding interest payment date, from such succeeding interest payment date, or if this Bond is authenticated on or prior to May 19, 2005, from the date hereof) until the principal hereof shall become due and payable, at the rate of five percent (5.00%) per annum, payable semiannually in like coin or currency on the first day of May and the first day of November in each year, commencing November 1, 2005 and to pay interest on overdue principal (including any overdue required or optional prepayment of principal) and premium, if any, and, to the extent legally enforceable, on any overdue installment of interest at a rate of 5.00% per annum after maturity whether by acceleration or otherwise until paid.

                  The interest so payable will (except as otherwise provided in the Thirty-Ninth Supplemental Indenture referred to herein) be calculated on the basis of a 360-day year of twelve 30-day months and be paid to the person in whose name this Bond (or a Bond or Bonds in exchange for which this Bond was issued) is registered at the close of business on the fifteenth day of the calendar month next preceding the month in which the interest payment date occurs whether or not such day is a business day (a "Record Date") and principal, premium, if any, and interest on this Bond shall be paid in accordance with written payment instructions of the registered owner delivered to the Trustee on or before such record date.

                  This Bond is one of a duly authorized issue of bonds of the Company known as its First Mortgage Bonds, issued and to be issued without limitation as to aggregate principal amount except as set forth in the Indenture hereinafter mentioned in one or more series and equally secured (except insofar as a sinking fund or other similar fund established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by an Indenture of Mortgage (herein called the "Indenture") dated as of January 1, 1941, executed by the Philadelphia Suburban Water Company (now Aqua Pennsylvania, Inc., f/k/a Pennsylvania Suburban Water Company, as successor by merger) to The Pennsylvania Company for Insurances on Lives and Granting Annuities (succeeded as trustee by J.P. Morgan Trust Company, National Association), as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders and registered owners of the bonds and of the Trustee in respect of such security, and the terms and conditions under which the bonds are and are to be secured and may be issued under the Indenture; but neither the foregoing reference to the Indenture nor any provision of this Bond or of the Indenture or of any indenture supplemental thereto shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay at the stated or accelerated maturity herein and in the Indenture provided, the principal of and premium, if any, and interest on this Bond as herein provided. As provided in the Indenture, the bonds may be issued in series for various principal amounts, may bear different dates and mature at different times, may bear interest at different rates and may otherwise vary as in the Indenture provided or permitted. This Bond is one of the Bonds described in an indenture supplemental to said Indenture known as the "Thirty-Ninth Supplemental Indenture" dated as of May 1, 2005, and designated therein as "First Mortgage Bonds, 5.00% Series due 2036" (the "Bonds").

                  Concurrently herewith the Company is issuing its "First Mortgage Bonds, 5.00% Series due 2037" in the aggregate principal amount of $24,165,000 (the "5.00% Series due 2037") and its "First Mortgage Bonds, 5.00% Series due 2038" in the aggregate principal amount of $25,375,000 (the "5.00% Series due 2038" and, together with the 5.00% Series due 2037 and the 5.00% Series due 2036, the "2005 Bonds").

                  To the extent permitted by and as provided in the Indenture, modifications or alterations of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the Company and of the holders and registered owners of bonds issued and to be issued thereunder may be made with the consent of the Company by an affirmative vote of the holders and registered owners of not less than 75% in principal amount of bonds then outstanding under the Indenture and entitled to vote, at a meeting of the bondholders called and held as provided in the Indenture, and, in case one or more but less than all of the series of bonds then outstanding under the Indenture are so affected, by an affirmative vote of the holders and registered owners of not less than 75% in principal amount of bonds of any series then outstanding under the Indenture and entitled to vote on and affected by such modification or alteration, or by the written consent of the holders and registered owners of such percentages of bonds; provided, however, that no such modification or alteration shall be made which shall reduce the percentage of bonds the consent of the holders or registered owners of which is required for any such modification or alteration or which shall affect the terms of payment of the principal of or interest on the bonds, or permit the creation by the Company of any lien prior to or on a parity with the lien of the Indenture with respect to any property subject to the lien of the Indenture as a first mortgage lien thereon, or which shall affect the rights of the holders or registered owners of less than all of the bonds of any series affected thereby.

                  The 2005 Bonds have been issued by the Company to secure the obligation of the Company to pay to or for the account of the Authority (defined below) an amount equal to the principal, premium, if any, of, and interest on, the Authority Bonds (defined below) pursuant to the Financing Agreement (the "Financing Agreement") dated as of May 1, 2005, between the Delaware County Industrial Development Authority, a Pennsylvania body politic and corporate (the "Authority"), and the Company, which Authority Bonds are being issued to finance
(1) the costs of numerous acquisitions, constructions, modifications, expansions, installations and replacements of the Company's water distribution, treatment and related operating systems located in the Counties of Berks, Bucks, Chester, Delaware and Montgomery in Pennsylvania and that are part of the Company's system for the distribution of water to its customers and related financing costs which are to be financed under the Financing Agreement and which are described in Exhibit A thereto (which facilities, less any deletions therefrom and together with any additions, improvements and modifications thereto and substitutions therefor made in accordance with the provisions of the Financing Agreement are referred to as the "Facilities"), and (2) the refunding of the Authority's Water Facilities Revenue Bonds (Philadelphia Suburban Water Company Project), Series of 1995, previously issued by the Authority on behalf of Philadelphia Suburban Water Company (predecessor to the Company) (the "Refunding Project"). The Facilities are to be financed through the sale of the Authority's Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005, in the aggregate principal amount of $49,540,000, of which $24,165,000 are due November 1, 2037 and $25,375,000 are due November 1, 2038
(the "Authority Series A Bonds"), and the Refunding Project is to be financed through the sale of the Authority's Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005, in the aggregate principal amount of $21,770,000 (the "Authority Series B Bonds" and, together with the Authority Series A Bonds, the "Authority Bonds").

                  The Authority Bonds are to be issued under a Trust Indenture, dated as of May 1, 2005 (the "Authority Indenture") between the Authority and Wachovia Bank, National Association, as trustee (the "Authority Trustee"). The right, title and interest of the Authority in and to the Financing Agreement and the payments thereunder and the security for such payments have been assigned by the Authority to the Authority Trustee, and the Bonds have been delivered by the Company on behalf of the Authority directly to the Authority Trustee, as assignee, as security for the payment of the principal of, and premium, if any, and interest on, the Authority Bonds. The Authority Trustee may not sell, assign or otherwise transfer the Bonds except for a transfer of the entire outstanding principal amount thereof to its successor as Trustee under the Authority Indenture, which successor and each subsequent successor shall hold such Bonds subject to the same restriction on transfer.

                  In the event any Authority Bonds shall be purchased by the Company and cancelled pursuant to the Authority Indenture, Bonds corresponding in principal amount to the Authority Bonds so purchased and cancelled shall be deemed to be paid in full, and in the event and to the extent the principal of, and premium, if any, or interest on, any Authority Bonds is paid out of funds held by the Authority Trustee other than payments on Bonds, the corresponding payment of the principal of and premium, if any, or interest on, an aggregate principal amount of Bonds shall be deemed to have been satisfied.

                  In the event this Bond shall be deemed to have been paid in full, this Bond shall be surrendered to the Trustee for cancellation. In the event this Bond shall be deemed to have been paid in part, this Bond shall be presented to the Trustee for notation hereon of the payment of the portion of the principal hereof so deemed to have been paid.

                  The Bonds are redeemable only as follows:

(i) The Bonds are subject to redemption prior to maturity, at the option of the Company, on or after November 1, 2015, in whole or in part, at a redemption price of 100% of the principal amount of the Bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption.

(j) The Bonds are also subject to redemption at the direction of the Company, in whole, at any time prior to maturity, at a redemption price of 100% of the principal amount of the bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, at any time the Authority Series B Bonds are subject to extraordinary optional redemption pursuant to Section 7.01(b)(ii) of the Authority Indenture.

(k) The Bonds are also subject to mandatory redemption by the Company in whole if the Trustee shall receive a written demand from the Authority Trustee for redemption of all such Bonds held by the Authority Trustee stating that an "Event of Default" as defined in Section 9.01(a) of the Authority Indenture has occurred and is continuing and that payment of the principal of the Authority Bonds has been accelerated pursuant to Section 9.01(b) of the Authority Indenture, provided that at the time of notice of such redemption as provided in
Section 2 of Article V of the Original Indenture (i) said written demand shall not have been withdrawn by the Authority Trustee, and (ii) no event of default under Section 1 of Article XI of the Original Indenture shall have occurred and be continuing.

                  If this Bond or any portion hereof is called for redemption and payment thereof is duly provided for as specified in the Indenture, interest shall cease to accrue hereon or on such portion, as the case may be, from and after the date fixed for redemption.

                  The principal hereof may be declared or may become due prior to its maturity date on the conditions, in the manner and with the effect set forth in the Indenture upon the happening of an event of default, as in the Indenture provided; subject, however, to the right, under certain circumstances, of the registered owners of a majority in principal amount of Bonds outstanding to annul such declaration.

                  This Bond is transferable by the registered owner hereof in person or by attorney duly authorized in writing, on books of the Company to be kept for that purpose at the designated office of the Trustee in Philadelphia, Pennsylvania upon surrender hereof for cancellation at such office and upon presentation of a written instrument of transfer duly executed, and thereupon the Company shall issue in the name of the transferee or transferees, and the Trustee shall authenticate and deliver, a new Bond or Bonds in authorized denominations, of equal aggregate unpaid principal amount. Any such transfer or exchange shall be subject to the terms and conditions and to the payment of the charges specified in the Indenture.

                  The Company and the Trustee may deem and treat the registered owner of this Bond as the absolute owner hereof for the purpose of receiving payment of or on account of the principal hereof and the interest hereon, and for all other purposes, and shall not be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or interest on this Bond or for any claim based hereon or otherwise in respect hereof or of the Indenture or of any indenture supplemental thereto against any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or through any such predecessor or successor corporation or through any receiver or trustee in bankruptcy, by virtue of any constitutional provision, statute or rule of law or equity, or by the enforcement of any assessment or penalty or otherwise; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or registered owner hereof, as more fully provided in the Indenture.

                  This Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until J.P. Morgan Trust Company, National Association, as Trustee under the Indenture, or a successor trustee thereunder, shall have signed the certificate of authentication endorsed hereon.

                  IN WITNESS WHEREOF, Aqua Pennsylvania, Inc. has caused this Bond to be signed by its President or a Vice President and its corporate seal to be hereto affixed and attested by its Secretary or an Assistant Secretary, and this Bond to be dated _________, 2005.



Attest:                                    AQUA PENNSYLVANIA, INC.

                                           By:
------------------------                      -------------------------------
(Assistant) Secretary                          Vice President and Treasurer

                         (Form of Trustee's Certificate)

                  This Bond is one of the Bonds, of the series designated therein, referred to in the within-mentioned Thirty-Ninth Supplemental Indenture.

                                           J.P. MORGAN TRUST COMPANY,
                                           NATIONAL ASSOCIATION


                                           By:
                                               -------------------------------
                                                      Authorized Signer




and;

                  WHEREAS, all acts and things necessary to make the Bonds, when executed by the Company and authenticated and delivered by the Trustee as in this Thirty-Ninth Supplemental Indenture provided and issued by the Company, valid, binding and legal obligations of the Company, and this Thirty-Ninth Supplemental Indenture a valid and enforceable supplement to said Original Indenture, have been done, performed and fulfilled, and the execution of this Thirty-Ninth Supplemental Indenture has been in all respects duly authorized; and

                  NOW, THEREFORE, THIS THIRTY-NINTH SUPPLEMENTAL INDENTURE
WITNESSETH: That, in order to secure the payment of the principal and interest of all bonds issued under the Original Indenture and all indentures supplemental thereto, according to their tenor and effect, and according to the terms of the Original Indenture and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in said bonds and in the Original Indenture and any indenture supplemental thereto respectively contained, and to provide for the proper issuing, conveying and confirming unto the Trustee, its successors in said trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Original Indenture and in any indenture supplemental thereto, all and singular the estates, property and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Thirty-Ninth Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, and intending to be legally bound, has granted, bargained, sold, aliened, enfeoffed, released and confirmed and by these presents does grant, bargain, sell, alien, enfeoff, release and confirm unto J.P. Morgan Trust Company, National Association, as Trustee, and to its successors in said trust and its and their assigns forever:

                  All and singular the premises, property, assets, rights and franchises of the Company, whether now or hereafter owned, constructed or acquired, of whatever character and wherever situated (except as herein expressly excepted), including among other things the following, but reference to or enumeration of any particular kinds, classes, or items of property shall not be deemed to exclude from the operation and effect of the Original Indenture or any indenture supplemental thereto any kind, class or item not so referred to or enumerated:

                                       I.

                          REAL ESTATE AND WATER RIGHTS.

                  The real estate described in the deeds from the grantors named in Exhibit C hereto, dated and recorded as therein set forth, and any other real estate and water rights acquired since the date of the Thirty-Eighth Supplemental Indenture.

                                      II.

                            BUILDINGS AND EQUIPMENT.

                  All mains, pipes, pipe lines, service pipes, buildings, improvements, standpipes, reservoirs, wells, flumes, sluices, canals, basins, cribs, machinery, conduits, hydrants, water works, plants and systems, tanks, shops, structures, purification systems, pumping stations, fixtures, engines, boilers, pumps, meters and equipment which are now owned or may hereafter be acquired by the Company (except as herein expressly excepted), including all improvements, additions and extensions appurtenant to any real or fixed property now or hereafter subject to the lien of the Original Indenture or any indenture supplemental thereto which are used or useful in connection with the business of the Company as a water company or as a water utility, whether any of the foregoing property is now owned or may hereafter be acquired by the Company.

                  It is hereby declared by the Company that all property of the kinds described in the next preceding paragraph, whether now owned or hereafter acquired, has been or is or will be owned or acquired with the intention of using the same in carrying on the business or branches of the business of the Company, and it is hereby declared that it is the intention of the Company that all thereof (except property hereinafter specifically excepted) shall be subject to the lien of the Original Indenture.

                  It is agreed by the Company that so far as may be permitted by law, tangible personal property now owned or hereafter acquired by the Company, except such as is hereafter expressly excepted from the lien hereof, shall be deemed to be and construed as fixtures and appurtenances to the real property of the Company.

                                      III.

                          FRANCHISES AND RIGHTS OF WAY.

                  All the corporate and other franchises of the Company, all water and flowage rights, riparian rights, easements and rights of way, and all permits, licenses, rights, grants, privileges and immunities, and all renewals, extensions, additions or modifications of any of the foregoing, whether the same or any thereof, or any renewals, extensions, additions or modifications thereof, are now owned or may hereafter be acquired, owned, held, or enjoyed by the Company.

                                      IV.

                            AFTER ACQUIRED PROPERTY.

                  All real and fixed property and all other property of the character hereinabove described which the Company may hereafter acquire.

                  TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders, tolls, rents, revenues, issues, income, product and profits thereof, and all the estate, right, title, interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, rights and franchises and every part and parcel thereof.

                  EXCEPTING AND RESERVING, HOWEVER, certain premises, not used or useful in the supplying of water by the Company, expressly excepted and reserved from the lien of the Original Indenture and not subject to the terms thereof.

                  AND ALSO SAVING AND EXCEPTING from the property hereby mortgaged and pledged, all of the following property (whether now owned by the Company or hereafter acquired by it): All bills, notes and accounts receivable, cash on hand and in banks, contracts, choses in action and leases to others (as distinct from the property leased and without limiting any rights of the Trustee with respect thereto under any of the provisions of the Original Indenture or of any indenture supplemental thereto), all bonds, obligations, evidences of indebtedness, shares of stock and other securities, and certificates or evidences of interest therein, all automobiles, motor trucks, and other like automobile equipment and all furniture, and all equipment, materials, goods, merchandise and supplies acquired for the purpose of sale in the ordinary course of business or for consumption in the operation of any properties of the Company other than any of the foregoing which may be specifically transferred or assigned to or pledged or deposited with the Trustee hereunder or required by the provisions of the Original Indenture or any indenture supplemental thereto so to be; provided, however, that if, upon the happening of a completed default, as specified in Section 1 of Article XI of the Original Indenture, the Trustee or any receiver appointed hereunder shall enter upon and take possession of the mortgaged property, the Trustee or any such receiver may, to the extent permitted by law, at the same time likewise take possession of any and all of the property described in this paragraph then on hand and any and all other property of the Company then on hand, not described or referred to in the foregoing granting clauses, which is used or useful in connection with the business of the Company as a water company or as a water utility, and use and administer the same to the same extent as if such property were part of the mortgaged property, unless and until such completed default shall be remedied or waived and possession of the mortgaged property restored to the Company, its successors or assigns.

                  SUBJECT, HOWEVER, to the exceptions, reservations and matters hereinabove and in the Original Indenture recited, to releases executed since the date of the Original Indenture in accordance with the provisions thereof, to existing leases, to easements and rights of way for pole lines and electric transmission lines and other similar encumbrances and restrictions which the Company hereby certifies, in its judgment, do not impair the use of said property by the Company in its business, to liens existing on or claims against, and rights in and relating to, real estate acquired for right-of-way purposes, to taxes and assessments not delinquent, to alleys, streets and highways that may run across or encroach upon said lands, to liens, if any, incidental to construction, and to Permitted Liens, as defined in the Original Indenture; and, with respect to any property which the Company may hereafter acquire, to all terms, conditions, agreements, covenants, exceptions and reservations expressed or provided in such deeds and other instruments, respectively, under and by virtue of which the Company shall hereafter acquire the same and to any and all liens existing thereon at the time of such acquisition.

                  TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be unto the Trustee and its successors in the trust heretofore and hereby created, and its and their assigns forever.

                  IN TRUST NEVERTHELESS, for the equal pro rata benefit and security of each and every entity who may be or become the holders of bonds and coupons secured by the Original Indenture or by any indenture supplemental thereto, or both, without preference, priority or distinction as to lien or otherwise of any bond or coupon over or from any other bond or coupon, so that each and every of said bonds and coupons issued or to be issued, of whatsoever series, shall have the same right, lien and privilege under the Original Indenture and all indentures supplemental thereto and shall be equally secured hereby and thereby, with the same effect as if said bonds and coupons had all been made, issued and negotiated simultaneously on the date thereof; subject, however, to the provisions with reference to extended, transferred or pledged coupons and claims for interest contained in the Original Indenture and subject to any sinking or improvement fund or maintenance deposit provisions, or both, for the benefit of any particular series of bonds.

                  IT IS HEREBY COVENANTED, DECLARED AND AGREED, by and between the parties hereto, that all such bonds and coupons are to be authenticated, delivered and issued, and that all property subject or to become subject hereto is to be held subject to the further covenants, conditions, uses and trusts hereinafter set forth, and the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in said trust, for the benefit of those who shall hold said bonds and coupons, or any of them, issued under this Indenture or any indenture supplemental hereto, or both, as follows:

                                   ARTICLE I.
                 Form, Authentication and Delivery of the Bonds;
                              Redemption Provisions

                  SECTION 1. There shall be a forty-fifth series of bonds, limited in aggregate principal amount to $24,165,000 designated as "Aqua Pennsylvania, Inc., First Mortgage Bonds, 5.00% Series due 2037", a forty-sixth series of bonds, limited in aggregate principal amount to $25,375,000 designated as "Aqua Pennsylvania, Inc., First Mortgage Bonds, 5.00% Series due 2038" and a forty-seventh series of bonds, limited in aggregate principal amount to $21,770,000 designated as "Aqua Pennsylvania, Inc. First Mortgage Bonds, 5.00% Series due 2036."

                  Interest on the Bonds shall be payable semiannually on May 1 and November 1 of each year (each an "interest payment date"), commencing November 1, 2005. Each Bond shall be dated the date of its authentication and shall bear interest from the interest payment date next preceding the date of the authentication of such Bond (or if such Bond is authenticated after a Record Date as defined below and on or before the succeeding interest payment date, from such succeeding interest payment date, or if such Bond is authenticated on or prior to the record date for the first interest payment date for the Bonds, in which case it shall bear interest from the date of original issuance of the Bonds); provided, however, that, if at the time of authentication of any Bond, interest on the predecessor Bond of such Bond is in default, such Bond shall bear interest from the date to which interest has been paid, or, if no interest has been paid, from the date of original issuance thereof. The 5.00% Series due 2037 shall be stated to mature (subject to the right of earlier redemption at the prices and dates and upon the terms and conditions hereinafter set forth) on November 1, 2037 and shall bear interest at the rate of 5.00%. The 5.00% Series due 2038 shall be stated to mature (subject to the right of earlier redemption at the prices and dates and upon the terms and conditions hereinafter set forth) on November 1, 2038 and shall bear interest at the rate of 5.00%. The 5.00% Series due 2036 shall be stated to mature (subject to the right of earlier redemption at the prices and dates and upon the terms and conditions hereinafter set forth) on November 1, 2036 and shall bear interest at the rate of 5.00%.

                  The Bonds of each series shall be issuable only as registered bonds without coupons, shall be in the form hereinabove recited, in the denomination of Five Thousand Dollars ($5,000) or any integral multiple thereof, shall be lettered "R-1" and shall bear such numbers as the Company may reasonably require.

                  The principal of, and interest on the Bonds shall be payable at the designated office of the trustee in Philadelphia, Pennsylvania, and shall be payable, along with interest on the Bonds, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; each installment of interest shall be paid by check to the order of the person entitled thereto, mailed to such person's address as the same appears on the books maintained for such purpose by or on behalf of the Company, or by bank wire transfer of immediately available funds pursuant to instructions and conditions incorporated in an agreement between such person and the Trustee or the Company.

                  The person in whose name any Bond is registered at the close of business on any Record Date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Bond upon any transfer or exchange subsequent to the Record Date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names outstanding Bonds are registered at the close of business on a subsequent Record Date established by notice given by mail by or on behalf of the Company to the holders of Bonds not less than fifteen days preceding such subsequent Record Date, such Record Date to be not less than ten days preceding the date of payment of such defaulted interest. The term "Record Date" with respect to any regular interest payment date shall mean the fifteenth day of the calendar month next preceding the month in which such interest payment date occurs.

                  The Bonds are being issued by the Company to secure the obligation of the Company to pay to or for the account of the Authority an amount equal to the principal of, at maturity or earlier redemption, and interest on, the Authority Bonds pursuant to the Financing Agreement. The Authority Bonds are being sold to finance the refunding of the Prior Bonds.

                  The Authority Bonds are to be issued under the Authority Indenture and the right, title and interest of the Authority in and to the Financing Agreement and the payments thereunder and the security for such payments have been assigned by the Authority to the Authority Trustee, and the Bonds are to be delivered by the Company on behalf of the Authority directly to the Authority Trustee, as assignee, as security for the payment of the principal of, at maturity or earlier redemption, and premium, if any, and interest on, the Authority Bonds. The Authority Trustee may not sell, assign or otherwise transfer the Bonds except for a transfer of the entire outstanding principal amount thereof to its successor as Trustee under the Authority Indenture, which successor and each subsequent successor shall hold the Bonds subject to the same restriction on transfer.

                  The text of the Bonds and of the certificate of the Trustee upon such Bonds shall be, respectively, substantially of the tenor and effect hereinbefore recited.

                  Exchange of any Bonds shall be effected in accordance with the applicable provisions of Sections 7, 8 and 9 of Article II of the Original Indenture.

                  SECTION 2. The Bonds are redeemable only as follows:

         (a) The 5.00% Series due 2037 are subject to redemption prior to maturity on or after November 1, 2015 by the Company, to the extent that the Authority Series A Bonds maturing November 1, 2037 are called for redemption under Section 7.01(a)(i) of the Authority Indenture, and then out of moneys deposited with or held by the Trustee for such purpose, as a whole or in part, at any time in the manner described below, at the redemption price of one hundred percent (100%) of the principal amount to be redeemed, plus interest accrued thereon to the date fixed for redemption;

         (b) The 5.00% Series due 2038 are subject to redemption prior to maturity on or after November 1, 2015 by the Company, to the extent that the Authority Series A Bonds maturing November 1, 2038 are called for redemption under Section 7.01(a)(i) of the Authority Indenture, and then out of moneys deposited with or held by the Trustee for such purpose, as a whole or in part, at any time in the manner described below, at the redemption price of one hundred percent (100%) of the principal amount to be redeemed, plus interest accrued thereon to the date fixed for redemption;

         (c) The 5.00% Series due 2036 are subject to redemption prior to maturity on or after November 1, 2015 by the Company, to the extent that the Authority Series B Bonds are called for redemption under Section 7.01(b)(i) of the Authority Indenture, and then out of moneys deposited with or held by the Trustee for such purpose, as a whole or in part, at any time in the manner described below, at the redemption price of one hundred percent (100%) of the principal amount to be redeemed, plus interest accrued thereon to the date fixed for redemption;

         (d) The 5.00% Series Bonds due 2037 are subject to redemption at the direction of the Company, in whole, at any time prior to maturity, at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued thereon to the date fixed for redemption, at any time the Authority Series A Bonds maturing November 1, 2037 are subject to extraordinary optional redemption pursuant to Section 7.01(a)(ii) of the Authority Indenture;

         (e) The 5.00% Series Bonds due 2038 are subject to redemption at the direction of the Company, in whole, at any time prior to maturity, at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued thereon to the date fixed for redemption, at any time the Authority Series A Bonds maturing November 1, 2038 are subject to extraordinary optional redemption pursuant to Section 7.01(a)(ii) of the Authority Indenture;

         (f) The 5.00% Series Bonds due 2036 are subject to redemption at the direction of the Company, in whole, at any time prior to maturity, at a redemption price of 100% of the principal amount to be redeemed, plus interest accrued thereon to the date fixed for redemption, at any time the Authority Series B Bonds are subject to extraordinary optional redemption pursuant to
Section 7.01(b)(ii) of the Authority Indenture;

         (g) The 5.00% Series Bonds due 2037 are also subject to special mandatory redemption at the direction of the Company, in part, prior to maturity, at a redemption price of 100% of the principal amount of the bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, at such time and in such amount as the Authority Series A Bonds maturing November 1, 2037 are subject to special mandatory redemption pursuant to Section 7.01(a)(iii) of the Authority Indenture.

         (h) The 5.00% Series Bonds due 2038 are also subject to special mandatory redemption at the direction of the Company, in part, prior to maturity, at a redemption price of 100% of the principal amount of the bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, at such time and in such amount as the Authority Series A Bonds maturing November 1, 2038 are subject to special mandatory redemption pursuant to Section 7.01(a)(iii) of the Authority Indenture.

         (i) The Bonds are also subject to mandatory redemption by the Company in whole if the Trustee shall receive a written demand from the Authority Trustee for redemption of all such Bonds held by the Authority Trustee stating that an "Event of Default" as defined in Section 9.01(a) of the Authority Indenture has occurred and is continuing and that payment of the principal of the Authority Bonds has been accelerated pursuant to Section 9.01(b) of the Authority Indenture, provided that at the time of notice of such redemption as provided in Section 2 of Article V of the Original Indenture (i) said written demand shall not have been withdrawn by the Authority Trustee, and (ii) no event of default under Section 1 of Article XI of the Original Indenture shall have occurred and be continuing.

                  SECTION 3. Any redemption of the Bonds shall be effected in accordance with the provisions of Article V of the Original Indenture.

                  SECTION 4. In the event any Authority Bonds shall be purchased by the Company, surrendered by the Company to the Authority Trustee for cancellation and cancelled by the Authority Trustee, Bonds corresponding in principal amount to the Authority Bonds so purchased, surrendered and cancelled shall be deemed to have been paid in full.

                  SECTION 5. In the event and to the extent the principal of and premium, if any, or interest on, any Authority Bonds is paid out of funds held by the Authority Trustee other than payments of Bonds, the corresponding payment of the principal of, and premium, if any, or interest on, an aggregate principal amount of Bonds equal to the aggregate principal amount of such Authority Bonds shall be deemed to have been satisfied.

                  SECTION 6. All Bonds deemed to have been paid in full as provided in Section 4 and 5 of this Article I of this Thirty-Ninth Supplemental Indenture shall be surrendered to the Trustee for cancellation, and the Trustee shall forthwith cancel the same and, in accordance with applicable laws and regulations and the Trustee's policies and procedures, and on the written request of the Company, deliver the same to the Company. In case part of an outstanding Bond shall be deemed to have been partially paid as provided in said
Section 4 or Section 5, upon presentation of such Bond at the designated office of the Trustee, the Trustee shall make a notation thereon of the payment of the portion of the principal amount of such Bond so deemed to have been paid unless the registered owner shall elect to surrender such Bond to the Trustee, in which case the Company shall execute and the Trustee shall authenticate and deliver, without charge to the registered owner, Bonds in such authorized denominations as shall be specified by the registered owner for the unpaid balance of the principal amount of such outstanding Bond.

                  SECTION 7. The 5.00% Series due 2037 in the aggregate principal amount of $24,165,000, the 5.00_% Series due 2038 in the aggregate principal amount of $25,375,000 and the 5.00% Series due 2036 in the aggregate principal amount of $21,770,000 may be issued under the provisions of Article IV of the Original Indenture and may forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to or upon the order of the Company, upon receipt by the Trustee of the resolutions, certificates, opinions or other instruments or all of the foregoing required to be delivered upon the issue of bonds pursuant to the provisions of the Original Indenture.

                                  ARTICLE II.
                       Maintenance or Improvement Deposit.

                  SECTION 1. The Company covenants that it will deposit with the Trustee on or before the March 1 next occurring after the bonds of the 9.89% Series due 2008 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 9.93% Series due 2013 cease to be outstanding, or on or before the next March 1 next occurring after the bonds of the 9.97% Series due 2018 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 9.12% Series due 2010 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 9.29% Series due 2026 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 9.17% Series due 2021 cease to be outstanding, or on or before the next March 1 next occurring after the bonds of the 9.17% Series due 2011 cease to be outstanding, or on or before the March 1 next occurring after the bonds of the 7.15% Series due 2008 cease to be outstanding, or on or before the March 1 next occurring after the bonds of any of the Subseries of the 1995 Medium Term Note Series issued under the Twenty-Ninth Supplemental Indenture (consisting of the 7.72% Subseries A due 2025, the 6.82% Subseries B due 2005, the 6.89% Subseries C due 2015, and the 6.99% Subseries D due 2006) shall cease to be outstanding, or on or before the March 1 next occurring after bonds of the 6.35% Series due 2025 shall cease to be outstanding, or on or before the March 1 next occurring after the bonds of any of the Subseries of the 1997 Medium Term Note Series issued under the Thirty-First Supplemental Indenture (consisting of the 6.75% Subseries A due 2007 and the 6.14% Subseries C due 2008) cease to be outstanding, or on or before March 1 next occurring after the bonds of 6.00% Series due 2029 cease to be outstanding, or on or before March 1 next occurring after the bonds of any of the Subseries of the 1999 Medium Term Note Series issued under the Thirty-Third Supplemental Indenture (consisting of the 9.53% Subseries D due 2019, the 6.375% Subseries E due 2023, the 8.26% Subseries F due 2022, the 9.50% Subseries G due 2006, the 9.22% Subseries H due 2019, the 8.32% Subseries I due 2022, the 8.14% Subseries J due 2025, the 6.00% Subseries K due 2030, the 5.93% Subseries L due 2012, the 2.65% Subseries M due 2006, the 3.461% Subseries N due 2007, the 5.08% Subseries O due 2015, the 5.17% Subseries P due 2017, the 5.751% Subseries Q due 2019, the 5.751% Subseries R due 2019, the 6.06% Subseries S due 2027, the 6.06% Subseries T due 2027 and the 5.98% Subseries U due 2028) cease to be outstanding, or on or before March 1 next occurring after the bonds of the 5.35% Series due 2031 cease to be outstanding, or on or before March 1 next occurring after the bonds of the 5.55% Series due 2032 cease to be outstanding, or on or before March 1 next occurring after the bonds of the 3.75% Series due 2010 cease to be outstanding, or on or before March 1 next occurring after the bonds of the 5.15% Series due 2032 cease to be outstanding, or on or before March 1 next occurring after the bonds of the 5.05% Series due 2039 cease to be outstanding, whichever is latest, an amount in cash (the "Maintenance or Improvement Deposit") equal to 9% of the Gross Operating Revenues of the Company during the preceding calendar year less, to the extent that the Company desires to take such credits, the following:

                  (a) the amount actually expended for maintenance during such calendar year; and

                  (b) the Cost or Fair Value, whichever is less, of Permanent Additions acquired during such calendar year which at the time of taking such credit constitute Available Permanent Additions; and

                  (c) the unapplied balance, or any part thereof, of the Cost or Fair Value, whichever is less, of Available Permanent Additions acquired by the Company during the five calendar years preceding such calendar year and specified in the Officers' Certificates delivered to the Trustee pursuant to Section 2 of this Article, but only to the extent that the Permanent Additions with respect to which such Cost or Fair Value was determined shall at the time of taking such credit constitute Available Permanent Additions.

SECTION 2. The Company covenants that it will on or before March 1 in each year, beginning with the first deposit made with the Trustee under the provisions of
Section 1 of this Article, as long as any of the Bonds are outstanding, deliver to the Trustee the following:

         (a) An Officers' Certificate, which shall state:

                  (i) The amount of the Gross Operating Revenues for the preceding calendar year;

                  (ii) 9% of such Gross Operating Revenues;

                  (iii) The amount actually expended by the Company for maintenance during such calendar year;

                  (iv) The amount set forth in subparagraph (xii) of each Officers' Certificate delivered to the Trustee pursuant to the provisions of this Section during the preceding five calendar years (specifying each such Officers' Certificate), after deducting from each such amount the aggregate of (a) the Cost or Fair Value, whichever is less, of all Permanent Additions represented by such amount which have ceased to be Available Permanent Additions; and (b) any part of such amount for which the Company has previously taken credit against any Maintenance or Improvement Deposit (specifying the Officers' Certificate in which such credit was taken); and (c) any part of such amount for which the Company then desires to take credit against the Maintenance or Improvement Deposit;

                  (v) An amount which shall be the aggregate of all amounts set forth pursuant to the provisions of clause (c) of the foregoing subparagraph (iv);

                  (vi) The Cost or Fair Value, whichever is less, of Available Permanent Additions acquired by the Company during the preceding calendar year;

                  (vii) That part of the amount set forth in subparagraph (vi) which the Company desires to use as a credit against the Maintenance or Improvement Deposit;

                  (viii) The amount of cash payable to the Trustee under the provisions of Section 1 of this Article, which shall be the amount by which the amount set forth in subparagraph (ii) hereof exceeds the sum of the amounts set forth in subparagraphs (iii), (v) and (vii) hereof;

                  (ix) The sum of all amounts charged on the books of the Company against any reserve for retirement or depreciation during the preceding calendar year representing the aggregate of the Cost when acquired of any part of the Company's plants and property of the character described in the granting clauses hereof which has been permanently retired or abandoned;

                  (x) The aggregate of the amounts set forth in subparagraphs
         (v) and (vii) hereof;

                  (xi) The amount by which the amount set forth in subparagraph
         (x) exceeds the amount set forth in subparagraph (ix), being the amount required to be deducted from the Cost or Fair Value of Available Permanent Additions in order to determine a Net Amount of Available Permanent Additions pursuant to the provisions of Section 9 of Article I of the Original Indenture;

                  (xii) The amount set forth in subparagraph (vi) after deducting the amount, if any, set forth in subparagraph (vii); and

                  (xiii) That all conditions precedent to the taking of the credit or credits so requested by the Company have been complied with.

         (b) In the event that the Officers' Certificate delivered to the Trustee pursuant to the provisions of paragraph (A) of this Section shall state, pursuant to the requirements of subparagraph (vi), the Cost or Fair Value of Available Permanent Additions acquired by the Company during the preceding calendar year, the documents specified in paragraphs 2, 3, 5, 6 and 7 of subdivision (B) of Section 3 of Article IV of the Original Indenture.

         (c) An amount in cash equal to the sum set forth in subparagraph (viii) of the Officers' Certificate provided for in paragraph (A) hereof.

                  SECTION 1. All cash deposited with the Trustee as part of any Maintenance or Improvement Deposit provided for in Section 1 of this Article, may, at the option of the Company, be applied to the purchase of bonds under the provisions of Section 2 of Article X of the Original Indenture or to the redemption of bonds under the provisions of Section 3 of Article X of the Original Indenture or may be withdrawn by the Company at any time to reimburse the Company for the cost of a Net Amount of Available Permanent Additions (excluding, however, from any such Available Permanent Additions all Permanent Additions included in any certificate delivered to the Trustee for the purpose of obtaining a credit against any Maintenance or Improvement Deposit provided for in Section 1 of this Article to the extent that such Permanent Additions have been used for any such credit). The Trustee shall pay to or upon the written order of the Company all or any part of such cash upon the receipt by the Trustee of:

         (a) A Resolution requesting such payment; and

         (b) The documents specified in paragraphs 2, 5, 6 and 7 of subdivision
(B) of Section 3 of Article IV of the Original Indenture, with such modifications, additions and omissions as may be appropriate in the light of the purposes for which they are used.

                                  ARTICLE III.
                            Covenants of the Company.

         SECTION 1. The Company hereby covenants and agrees with the Trustee, for the benefit of the Trustee and all the present and future holders of the Bonds, that the Company will pay the principal of, and premium, if any, and interest on, all bonds issued or to be issued as aforesaid under and secured by the Original Indenture as hereby supplemented, as well as all bonds which may be hereafter issued in exchange or substitution therefor, and will perform and fulfill all of the terms, covenants and conditions of the Original Indenture and of this Thirty-Ninth Supplemental Indenture with respect to the additional bonds to be issued under the Original Indenture as hereby supplemented.

         SECTION 2. The Company covenants and agrees that so long as any of the Bonds are outstanding (a) the Company will not make any Stock Payment if, after giving effect thereto, its retained earnings, computed in accordance with generally accepted accounting principles consistently applied, will be less than the sum of (i) Excluded Earnings, if any, since December 31, 2004, and (ii) $20,000,000; (b) Stock Payments made more than 40 days after the commencement, and prior to the expiration, of any Restricted Period shall not exceed 65% of the Company's Net Income during such Restricted Period; and (c) the Company will not authorize a Stock Payment if there has occurred and is continuing an event of default under subsections (a) and (b) of Section 1 of Article XI of the Original Indenture.

         For the purposes of this Section 2 the following terms shall have the following meanings:

         "Capitalization" shall mean the sum of (i) the aggregate principal amount of all Debt at the time outstanding, (ii) the aggregate par or stated value of all capital stock of the Company of all classes at the time outstanding, (iii) premium on capital stock, (iv) capital surplus, and (v) retained earnings.

         "Debt" means (i) all indebtedness, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness for the payment of the purchase price of property or assets purchased (but Debt shall not be deemed to include Customer Advances for Construction or any bonds issued under the Indenture which are not Outstanding Bonds), (iii) leases which have been or, in accordance with generally accepted accounting principles, should be recorded as capital leases and (iv) guarantees of the obligations of another of the nature described in clauses (i), (ii) or
(iii) which have been or, in accordance with generally accepted accounting principles, should be recorded as debt.

                  "Determination Date" shall mean the last day of each calendar quarter. Any calculation with respect to any Determination Date shall be based on the Company's balance sheet as of such date.

                  "Excluded Earnings" shall mean 35% of the Company's Net Income during any Restricted Period.

                  "Net Income" for any particular Restricted Period shall mean the amount of net income properly attributable to the conduct of the business of the Company for such period, as determined in accordance with generally accepted accounting principles consistently applied, after payment of or provision for taxes on income for such period.

                  "Outstanding Bonds" shall mean bonds which are outstanding within the meaning indicated in Section 20 of Article I of the Original Indenture except that, in addition to the bonds referred to in clauses (a), (b) and (c) of said Section 20, said term shall not include bonds for the retirement of which sufficient funds have been deposited with the Trustee with irrevocable instructions to apply such funds to the retirement of such bonds at a specified time, which may be either the maturity thereof or a specified redemption date, whether or not notice of redemption shall have been given.

                  "Restricted Period" shall mean a period commencing on any Determination Date on which the total Debt of the Company is, or as the result of any Stock Payment then declared or set aside and to be made thereafter will be, more than 70% of Capitalization, and continuing until the third consecutive Determination Date on which the total Debt of the Company does not exceed 70% of Capitalization.

                  "Stock Payment" shall mean any payment in cash or property (other than stock of the Company) to any holder of shares of any class of capital stock of the Company as such holder, whether by dividend or upon the purchase, redemption, conversion or other acquisition of such shares, or otherwise.

                  SECTION 3. The Company covenants and agrees that so long as any of the Bonds are outstanding, neither the Company nor any subsidiary of the Company will, directly or indirectly, lend or in any manner extend its credit to, or indemnify, or make any donation or capital contribution to, or purchase any security of, any corporation which directly or indirectly controls the Company, or any subsidiary or affiliate (other than an affiliate which is a subsidiary of the Company) of any such corporation.

                                  ARTICLE IV.

                                  The Trustee.

                  SECTION 1. The Trustee hereby accepts the trust hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Original Indenture, as supplemented by this Thirty-Ninth Supplemental Indenture.

                  SECTION 2. Subject to the provisions of Article XIII of the Original Indenture, the Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through and consult with attorneys, agents, officers or employees selected by the Trustee in its sole discretion. The Trustee shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder and may in all cases pay such reasonable compensation to all such attorneys, agents, officers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act or refrain from acting and rely upon and be free from all liability for so relying upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Company). The Trustee may act and rely on written opinions of experts employed by the Trustee and such advice shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith taken in reliance upon such opinion or advice. The Trustee shall not be bound to confirm, verify or make any investigation into the facts or matters stated in any financial or other statements, resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order or other paper or document furnished pursuant to the terms hereof.

                  SECTION 3. Before the Trustee shall be required to foreclose on, or to take control or possession of, the real property or leasehold interest (the "Premises") which may be the subject of any mortgage or mortgages for which the Trustee is mortgagee in connection with the issuance of the Bonds, the Trustee shall be indemnified and held harmless by the holders and/or beneficial owners of the Bonds from and against any and all expense, loss, or liability that may be suffered by the Trustee in connection with any spill, leak or release which may have occurred on or invaded the Premises or any contamination by any Hazardous Substance (hereinafter defined), whether caused by the Company or any other person or entity, including, but not limited to, (1) any and all reasonable expenses that the Trustee may incur in complying with any of the Environmental Statutes (hereinafter defined), (2) any and all reasonable costs that the Trustee may incur in studying or remedying any spill, leak or release which may have occurred on or invaded the Premises or any contamination, (3) any and all fines or penalties assessed upon the Trustee by reason of such contamination, (4) any and all loss of value of the Premises or the improvements thereon by reason of such contamination, and (5) any and all legal fees and costs reasonably incurred by the Trustee in connection with any of the foregoing. As used in this Section, contamination by any Hazardous Substance shall include contamination, arising from the presence, creation, production, collection, treatment, disposal, discharge, release, storage, transport or transfer of any Hazardous Substance at or from the Premises or any improvements thereon. As used in this Section, the term "Hazardous Substance" shall mean petroleum hydrocarbons or any substance which (a) constitutes a hazardous waste or substance under any applicable federal, state or local law, rule, order or regulation now or hereafter adopted; (b) constitutes a "hazardous substance" as such term is defined under the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. ss.9601 et seq.) and the regulations issued thereunder and any comparable state or local law or regulation; (c) constitutes a "hazardous waste" under the Resource Conservation and Recovery Act, (42 U.S.C. ss.6991) and the regulations issued thereunder and any comparable state or local law or regulation; (d) constitutes a pollutant, contaminant, chemical or industrial, toxic or hazardous substance or waste as such terms are defined under Federal Clean Water Act, as amended (33 U.S.C. ss.1251 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. ss.2601 et seq.), or any comparable state or local laws or regulations; (e) exhibits any of the characteristics enumerated in 40 C.F.R. Sections 261.20 - 261.24, inclusive; (f) those extremely hazardous substances listed in Section 302 of the Superfund Amendments and Reauthorization Act of 1986 (Public Law 99-499, 100 Stat. 1613) which are present in threshold planning or reportable quantities as defined under such act; (g) toxic or hazardous chemical substances which are present in quantities which exceed exposure standards as those terms are defined under Sections 6 and 8 of the Occupational Safety and Health Act, as amended (29 U.S.C. ss.ss.655 and 657 and 29 C.F.R. Part 1910, subpart 2); and
(h) any asbestos, petroleum-based products or any Hazardous Substance contained within or release from any underground or aboveground storage tanks. As used in this Section, the term "Environmental Statutes" shall mean the statutes, laws, rules, orders and regulations referred to in (a) through (g) inclusive in the preceding sentence.

                                   ARTICLE V.
                                 Miscellaneous.

                  SECTION 1. This instrument is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof, and except as hereby supplemented, the Original Indenture and the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh, Twenty-Eighth, Twenty-Ninth, Thirtieth, Thirty-First, Thirty-Second, Thirty-Third, Thirty-Fourth, Thirty-Fifth, Thirty-Sixth, Thirty-Seventh and Thirty-Eighth Supplemental Indentures are hereby confirmed. All references in this Thirty-Ninth Supplemental Indenture to the Original Indenture shall be deemed to refer to the Original Indenture as heretofore amended and supplemented, and all terms used herein and not specifically defined herein shall be taken to have the same meaning as in the Original Indenture, as so amended, except in the cases where the context clearly indicates otherwise.

                  SECTION 2. Any notices to the Trustee under this Thirty-Ninth Supplemental Indenture shall be delivered to the Trustee by registered or certified mail, hand delivery or other courier or express delivery service (with receipt confirmed) or by telecopy (with receipt confirmed) at the following address:

                               J.P. Morgan Trust Company, National Association Institutional Trust Services
                               c/o JPMorgan Chase Bank, N.A.
                               4 NY Plaza
                               New York, New York 10004
                               Attention: Aqua Pennsylvania, Inc. Administrator
                               Telecopy:  (212) 623-6205

Any change in such address or telecopy number may be made by notice to the Company delivered in the manner set forth above.

                  SECTION 3. All recitals in this Thirty-Ninth Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

                  SECTION 4. Although this Thirty-Ninth Supplemental Indenture is dated as of May 1, 2005 for convenience and for the purpose of reference, the actual date or dates of execution hereof by the Company and the Trustee are as indicated by their respective acknowledgments annexed hereto.

                  SECTION 5. In order to facilitate the recording or filing of this Thirty-Ninth Supplemental Indenture, the same may be simultaneously executed in several counterparts, each of which shall be deemed to be an original and such counterparts shall together constitute but one and the same instrument.

                  SECTION 6. This Thirty-Ninth Supplemental Indenture shall become effective for the incurrence of debt upon delivery to the Trustee by the Company of the certificates required by Articles IV, VI and VII of the Original Indenture, which shall occur concurrently with or prior to the authentication of the 5.00% Series due 2037, the 5.00% Series due 2038 and the 5.00% Series due 2036. This Thirty-Ninth Supplemental Indenture is effective to evidence the Trustee's lien on the property described herein immediately upon execution.

                  IN WITNESS WHEREOF the parties hereto have caused their corporate seals to be hereunto affixed and their authorized officers have hereto affixed their signatures, and their authorized officers have duly attested the execution hereof, this ___ day of May, 2005.

[CORPORATE SEAL]                            AQUA PENNSYLVANIA, INC.,
                                            as successor by merger to
                                            Philadelphia Suburban Water Company


Attest:  ROY H. STAHL                       By:  KATHY L. PAPE
         -------------------------               ------------------
                                                 Vice President and Treasurer

[CORPORATE SEAL]                            J.P. MORGAN TRUST COMPANY,
                                            NATIONAL ASSOCIATION,
                                            As Trustee



Attest:  JAMES D. HEANEY                    By:      PAUL SCHMALZEL
         -------------------------               --------------------
         Authorized Officer                       Authorized Officer

                                    EXHIBIT A

                             AQUA PENNSYLVANIA, INC.

               SCHEDULE OF FIRST MORTGAGE BONDS AS OF MAY 1, 2005

                                ------------ --------------------------- ---------- -------------- -----------------
----------------- -------------  Interest              Issue             Maturity     Original     Balance (incl. CP)
    Division       Structure       Rate                 Date               Date        Amount         @ 5/10/05
----------------- ------------- ------------ --------------------------- ---------- -------------- -----------------

    Aqua Pa        Tax Exempt      5.35%              11/01/01           10/01/31      30,000,000        30,000,000
    Aqua Pa        Tax Exempt      5.55%              06/01/02           09/01/32      25,000,000        25,000,000
    Shenango       Tax Exempt      6.00%              10/01/99           06/01/29      25,000,000        25,000,000
    Aqua Pa        Tax Exempt      6.00%              06/28/00           07/01/30      18,360,000        18,360,000
    Aqua Pa        Tax Exempt      6.35%              08/31/95           08/15/25      22,000,000        22,000,000
 Roaring Creek     Tax Exempt      5.05%              11/30/04           10/01/39      14,000,000        14,000,000
    Aqua Pa        Tax Exempt      3.75%              12/31/02           06/01/10       3,200,000         2,400,000
    Aqua Pa        Tax Exempt      5.15%              06/26/02           09/01/32      25,000,000        25,000,000
                                                                                    -------------- -----------------
                                                                                      162,560,000       161,760,000
                                                                                    -------------- -----------------

    Aqua Pa         Taxable        5.93%              06/26/02           07/01/12      25,000,000        25,000,000
    Aqua Pa         Taxable        6.14%              01/15/98           02/01/08      10,000,000        10,000,000
    Aqua Pa         Taxable        6.21%              10/25/01           11/01/11      15,000,000        15,000,000
    Aqua Pa         Taxable        6.75%              07/15/97           08/15/07      10,000,000        10,000,000
    Aqua Pa         Taxable        6.82%              06/29/95           06/15/05      10,000,000        10,000,000
    Aqua Pa         Taxable        6.89%              12/19/95           12/15/15      12,000,000        12,000,000
    Aqua Pa         Taxable        6.99%              04/12/96           04/15/06      10,000,000        10,000,000
    Aqua Pa         Taxable        7.15%              04/23/93           04/01/08      22,000,000         6,000,000
    Aqua Pa         Taxable        7.72%              05/19/95           05/15/25      15,000,000        15,000,000
    Shenango        Taxable        8.14%              11/01/95           11/01/25       4,000,000         4,000,000
  Susquehanna       Taxable        8.26%              11/01/92           11/01/22       1,500,000         1,500,000
    Shenango        Taxable        8.32%              11/01/92           11/01/22       3,500,000         3,500,000
    Aqua Pa         Taxable        9.12%              01/12/90           01/15/10      20,000,000        20,000,000
    Aqua Pa         Taxable        9.17%              11/01/91           09/15/21       8,000,000         6,800,000
    Aqua Pa         Taxable        9.17%              11/01/91           09/15/11       5,000,000         5,000,000
    Shenango        Taxable        9.22%              11/15/89           11/15/19       3,500,000         2,293,100
    Aqua Pa         Taxable        9.29%              11/01/91           09/15/26      12,000,000        12,000,000
    Shenango        Taxable        9.50%              09/12/86           09/12/06       3,000,000         1,080,000
 Roaring Creek      Taxable        9.53%              12/15/89           12/15/19       4,000,000         4,000,000
    Aqua Pa         Taxable        9.89%              06/01/88           06/01/08       5,000,000         5,000,000
    Aqua Pa         Taxable        9.93%              06/01/88           06/01/13       5,000,000         5,000,000
    Aqua Pa         Taxable        9.97%              06/01/88           06/01/18       5,000,000         5,000,000
    Aqua Pa         Taxable        2.65%              05/10/04           05/15/06       5,000,000         5,000,000
    Aqua Pa         Taxable       3.461%              05/10/04           05/15/07      12,000,000        12,000,000
    Aqua Pa         Taxable        5.08%              05/10/04           05/15/15      20,000,000        20,000,000
    Aqua Pa         Taxable        5.17%              05/10/04           05/10/17       7,000,000         7,000,000
    Aqua Pa         Taxable       5.751%              05/10/04           05/15/19      15,000,000        15,000,000
    Aqua Pa         Taxable       5.751%              05/10/04           05/15/19       5,000,000         5,000,000
    Aqua Pa         Taxable        6.06%              05/10/04           05/10/27      15,000,000        15,000,000
    Aqua Pa         Taxable        6.06%              05/10/04           05/15/27       5,000,000         5,000,000
    Aqua Pa         Taxable        5.98%              05/10/04           05/15/28       3,000,000         3,000,000
                                                                                    -------------- -----------------
                                                                                      295,500,000       275,173,100
                                                                                    -------------- -----------------

                                                                                    -------------- -----------------
                  TOTAL FIRST MORTGAGE BONDS                                          458,060,000       436,933,100
                                                                                    -------------- -----------------


                                    EXHIBIT B

                              RECORDING INFORMATION

                BUCKS, CHESTER, DELAWARE AND MONTGOMERY COUNTIES

============================ ============= ================= ===================== ====================== ===================
                                           Bucks             Chester               Delaware               Montgomery
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Indenture                    Date      of  Book     Page     Book         Page     Book         Page      Book         Page
                             Recording
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Original                     2/20/41       496      1        H-13.Vol.307 20       1034         1         1625         1
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
First Supplemental           8/26/48       632      1        F-16.Vol.380 200      1668         169       2031         257
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Second Supplemental          7/1/52        768      438      18.Vol.425   186      1962         376       2360         517
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Third Supplemental           11/25/53      895      1        18.Vol.442   325      2052         1         2493         1
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Fourth Supplemental          1/9/56        1089     155      Z-20.Vol.499 1        2199         1         2722         425
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Fifth Supplemental           3/20/57       1181     316      B-22.Vol.536 601      2294         50        2850         335
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Sixth Supplemental           5/9/58        1254     1        G-23         201      2380         039       2952         289
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Seventh Supplemental         9/25/59       1332     509      B-25         109      2442         1         3090         249
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Eighth Supplemental          5/9/61        -        -        Z-26         17       2526         312       -            -
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Eighth Supplemental          5/10/61       1409     225      -            -        -            -         3249         289
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Ninth Supplemental           4/10/62       1458     372      G-28         126      2581         463       3307         169
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Tenth Supplemental           3/19/64       1568     1        M-30         967      2976         1043      3310         237
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Eleventh Supplemental        11/4/66       1655     695      Q-32         6682     762          223       3549         129
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twelfth Supplemental         1/23/68       1691     531      N-33         219      2792         708       3542         315
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirteenth Supplemental      7/2/70        1763     1167     D-35         80       2850         301       3687         23
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Fourteenth Supplemental      11/5/70       1774     331      K-35         713      2858         3113      700          548
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Fifteenth Supplemental       12/11/72      1869     196      O-37         998      2926         550       3786         96
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Sixteenth Supplemental       5/28/75       1979     14       E-44         77       3005         511       4010         307
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Seventeenth Supplemental     12/18/77      2072     683      L-51         1        3072         43        5002         436
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Eighteenth Supplemental      4/29/77       2082     567      B-52         344      3078         728       5003         291
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Nineteenth Supplemental      6/23/80       2303     714      J-62         92       3261         293       5030         502
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twentieth Supplemental       8/2/83        2487     370      D-72         1        96           810       5662         1045
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-First Supplemental    8/27/85       2690     806      54           550      -            -         5864         1347
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-First Supplemental    8/28/85       -        -        -            -        264          159       -            -
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Second Supplemental   4/22/86       2774     160      263          275      326          592       5944         360
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Third Supplemental    4/1/87        2960     693      -            -        -            -         -            -
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------\


============================ ============= ================= ===================== ====================== ===================
                                           Bucks             Chester               Delaware               Montgomery
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Indenture                    Date      of  Book     Page     Book         Page     Book         Page      Book         Page
                             Recording
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Third Supplemental    4/2/87        -        -        680          337      447          1807      6115         602
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Fourth Supplemental   7/25/88       3199     1095     1224         389      0593         0585      6324         143
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Fifth Supplemental    1/12/90       0136     0250     1848         205      731          1571      6538         376
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Sixth Supplemental    11/8/91       369      2190     2660         205      894          2241      6780         891
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Seventh Supplemental  6/29/92       0487     1829     3055         182      0969         2023      6918         302
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Eighth Supplemental   4/22/93       0652     1335     3542         1542     1081         0852      7112         0539
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Twenty-Ninth                 3/30/95       1045     1872     3875         1368     1349         0829      7561         1155
Supplemental
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirtieth Supplemental       8/30/95       1111     0798     3932         0471     1393         2255      7631         0689
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirty-First Supplemental    7/11/97       1421     2196     4201         2133     1607         138       7968         779
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirty-Second Supplemental   10/6/99       1939     421      4646         642      1936         1207      8548         1067
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirty-Third Supplemental    11/30/99      1970     1573     4675         1272     1936         1207      8548         1067
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirty-Fourth Supplemental   10/31/01      2471     1207     5101         2142     2288         0174      9225         761
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirty-Fifth Supplemental    1/10/02       2541     765      5152         818      2329         1019      9314         1079
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirty-Sixth Supplemental    6/5/02        2731     1881     5296         356      2448         1862      9593         1416
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirty-Seventh               12/27/02      3036     1425     12/31/02     1552     12/31/02     0294      12/30/02     0204
Supplemental                                                 B-5514                02631                  10018
---------------------------- ------------- -------- -------- ------------ -------- ------------ --------- ------------ ------
Thirty-Eighth Supplemental   11/9/04       4196     1557     11/23/04     800      11/22/04     1698      11/22/04     0237
                                                             B-6342                B-3348                 B-00020
============================ ============= ======== ======== ============ ======== ============ ========= ============ ======

BERKS COUNTY

========================== ====================== ========= ==========
Indenture                  Date of Recording      Book      Page
-------------------------- ---------------------- --------- ----------
Original                   8/16/99                3113      707
-------------------------- ---------------------- --------- ----------
Thirty-Second              10/6/99                3132      1510
Supplemental
-------------------------- ---------------------- --------- ----------
Thirty-Third Supplemental  11/30/99               3149      1260
-------------------------- ---------------------- --------- ----------
Thirty-Fourth
Supplemental               10/31/01               3421      896
-------------------------- ---------------------- --------- ----------
Thirty-Fifth Supplemental  1/10/02                3461      417
-------------------------- ---------------------- --------- ----------
Thirty-Sixth Supplemental  6/4/02                 3544      1357
-------------------------- ---------------------- --------- ----------
Thirty-Seventh             12/30/02               3664      0001
Supplemental
-------------------------- ---------------------- --------- ----------
Thirty-Eighth              11/30/04               4197      988
Supplemental
========================== ====================== ========= ==========

BRADFORD, COLUMBIA, LAWRENCE, MERCER, NORTHUMBERLAND, PIKE, SCHUYLKILL AND WAYNE COUNTIES

=============== ============================ ========================== ========================= ==============================
                BRADFORD                     COLUMBIA                   LAWRENCE                  MERCER
--------------- ---------------------------- -------------------------- ------------------------- ------------------------------
Indenture       Date of    Book   Page       Date of      Book     Page Date of     Book  Page    Date of    Book         Page
                Rec.                         Rec.                       Rec.                      Rec.
--------------- ---------- ------ ---------- ----------- --------- ---- ----------- ----- ------- ---------- ------------ ------
Thirty-Fifth    12/21/01          200115497                                         1688  744
Supplemental
--------------- ---------- ------ ---------- ----------- --------- ---- ----------- ----- ------- ---------- ------------ ------
Thirty-Sixth    07/04/02          200207151
Supplemental
--------------- ---------- ------ ---------- ----------- --------- ---- ----------- ----- ------- ---------- ------------ ------
Thirty-Seventh  12/30/02          200216472
Supplemental
--------------- ---------- ------ ---------- ----------- --------- ---- ----------- ----- ------- ---------- ------------ ------
Thirty-Eighth   11/22/04          200415112  11/30/04    200413567      11/24/04    1992  0291    11/24/04   2004020435
Supplemental
=============== ========== ====== ========== =========== ========= ==== =========== ===== ======= ========== ============ ======

=============== ======================== ============================== ======================== =============================
                NORTHUMBERLAND           PIKE                           SCHUYLKILL               WAYNE
--------------- ------------------------ ------------------------------ ------------------------ -----------------------------
Indenture       Date of    Book     Page Date of Rec.    Book   Page    Date of    Book   Page   Date of Rec.  Book    Page
                Rec.                                                    Rec.
--------------- ---------- ------ ------ ------------ --------- ------- ---------- ------ ------ ------------- ------- -------
Thirty-Fifth               1404     246                  1909   2328               1413   1                    1911    1
Supplemental
--------------- ---------- ------ ------ ------------ --------- ------- ---------- ------ ------ ------------- ------- -------
Thirty-Sixth               1445     028                                            1584   0259
Supplemental
--------------- ---------- ------ ------ ------------ --------- ------- ---------- ------ ------ ------------- ------- -------
Thirty-Seventh  12/30/02   1500     911  12/30/02        1959   2447    12/27/02   2022   1006   12/30/02      2136    148
Supplemental
--------------- ---------- ------ ------ ------------ --------- ------- ---------- ------ ------ ------------- ------- -------
Thirty-Eighth   11/22/04   1714     748  11/23/04        2081   1757    11/24/04   2126   569    11/23/04      2658    252
Supplemental
=============== ========== ====== ====== ============ ========= ======= ========== ====== ====== ============= ======= =======


ADAMS, CARBON, CUMBERLAND, FOREST, JUNIATA, LACKAWANNA, LUZERNE, MONROE, NORTHAMPTION, SNYDER, SUSQUEHANNA, WAYNE AND WYOMING COUNTIES


=============== ===================== ============================ =============================== =============================
                ADAMS                 CARBON                       CUMBERLAND                      FOREST
--------------- -------- ------ ----- ---------- ---------- ------ ----------- ----------- ------- ------------ -------- -------
Indenture       Date of  Book   Page  Date of    Book       Page   Date of     Book        Page    Date of      Book     Page
                Rec.                  Rec.                         Rec.                            Rec.
--------------- -------- ------ ----- ---------- ---------- ------ ----------- ----------- ------- ------------ -------- -------
Thirty-Eighth   11/23/04 3781   1     11/30/04   200416309         11/22/04    2004047145          11/29/04     231      306
Supplemental
=============== ======== ====== ===== ========== ========== ====== =========== =========== ======= ============ ======== =======


=============== ======================= ============================== ========================= ==========================
                JUNIATA                 LACKAWANNA                     LUZERNE                   MONROE
--------------- ----------------------- ------------------------------ ------------------------- --------------------------
Indenture       Date of    Book   Page  Date of Rec. Book       Page   Date of   Book   Page     Date of    Book     Page
                Rec.                                                   Rec.                      Recording
--------------- ---------- ------ ----- ------------ ---------- ------ --------- ------ -------- ---------- -------- ------
Thirty-Eighth   11/22/04   345    1047  11/29/04     200441665         11/23/04  3004   294775   11/24/04   2208     7674
Supplemental
=============== ========== ====== ===== ============ ========== ====== ========= ====== ======== ========== ======== ======



=============== ============================== ============================= =================================
                NORTHAMPTON                    SNYDER                         SUSQUEHANNA
--------------- ------------------------------ ------------------------------ ---------------------------------
Indenture       Date of    Book        Page    Date of    Book         Page   Date of     Book          Page
                Rec.                           Rec.                           Rec.
--------------- ---------- ----------- ------- ---------- ------------ ------ ----------- ------------- -------
Thirty-Eighth   11/22/04   2004-1      452932  11/24/04   631          0001   11/24/04    200411624
Supplemental
=============== ========== =========== ======= ========== ============ ====== =========== ============= =======


==================== =============================
                     WYOMING
-------------------- ------------- ------- -------
Indenture            Date      of  Book    Page
                     Recording
-------------------- ------------- ------- -------
Thirty-Eighth        11/24/04      0513    0774
Supplemental
==================== ============= ======= =======

                                    EXHIBIT C

                      Company's
County and            Real Estate                                             Recorded    Tax Parcel
Grantor               Index No.          Date of Deed           Book            Page      I.D. Number
-------               ---------          ------------           ----            ----      -----------







                                 [See Attached]


   J.P. Morgan Trust Company National Association, Mortgagee and Trustee named in the foregoing Thirty-Ninth Supplemental Indenture, hereby certifies that its precise name and the post office address of its Institutional Trust Services Group in Philadelphia, Pennsylvania are as follows:

                                 J.P. Morgan Trust Company, National Association Institutional Trust Services
                                 c/o JPMorgan Chase Bank, N.A.
                                 4 NY Plaza
                                 New York, New York 10004
                                 Attention: Aqua Pennsylvania, Inc.
                                 Administrator
                                 Telecopy: (212) 623-6205


                                             J.P. MORGAN TRUST COMPANY,
                                             NATIONAL ASSOCIATION


                                            By:  PAUL SCHMALZEL
                                                 ----------------------------
                                                 Authorized Officer

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF MONTGOMERY

                  On the 11th day of May, 2005, before me, the Subscriber, a Notary Public for the Commonwealth of Pennsylvania, personally appeared Kathy L. Pape, who acknowledged herself to be the Vice President and Treasurer of Aqua Pennsylvania, Inc., a corporation, and that she as such Vice President and Treasurer, being authorized to do so, executed the foregoing Thirty-Ninth Supplemental Indenture as and for the act and deed of said corporation and for the uses and purposes therein mentioned, by signing the name of the corporation by herself as such officer.

                  In Witness Whereof I hereunto set my hand and official seal.

[NOTARIAL SEAL]

                                            MARIA C. TORRES
                                            -------------------------------

STATE OF NEW YORK

COUNTY OF NEW YORK

                  On the 11th day of May, 2005 before me, the Subscriber, a Notary Public for the Commonwealth of Pennsylvania, personally appeared Paul J. Schmalzel, who acknowledged himself to be an authorized officer of J.P. Morgan Trust Company, National Association, Trustee, a national banking association, and that he as such authorized officer, being authorized to do so, executed the foregoing Thirty-Ninth Supplemental Indenture as and for the act and deed of said national banking association and for the uses and purposes therein mentioned by signing the name of said national banking association by herself as such officer.

                  In Witness Whereof I hereunto set my hand and official seal.




[NOTARIAL SEAL]

                                            EMILY FAYAN
                                            -------------------------------